                                                                    Exhibit 99.2


                              AMENDED AND RESTATED
                              --------------------
                               FINANCING AGREEMENT
                               -------------------


                                 by and among



                    THE LENDERS THAT ARE SIGNATORIES HERETO



                      GART BROS. SPORTING GOODS COMPANY,

                               SPORTMART, INC.,

                         OSHMAN'S SPORTING GOODS, INC.

                                      and

   SUBSIDIARIES OF OSHMAN'S SPORTING GOODS INC. THAT ARE SIGNATORIES HERETO

                        (collectively, as co-borrowers)

                                      and

                      THE CIT GROUP/BUSINESS CREDIT, INC.

                        (as the Agent and as a Lender)



                              Dated: June 7, 2001

                            Table of Contents
                            -----------------

                                                                            Page
                                                                            ----
SECTION 1.  Definitions.....................................................   2

SECTION 2.  Conditions Precedent............................................  16

SECTION 3.  Revolving Loans.................................................  20

SECTION 4.  Letters of Credit...............................................  23

SECTION 5.  Collateral......................................................  26

SECTION 6.  Representations, Warranties and Covenants.......................  28

SECTION 7.  Interest, Fees and Expenses.....................................  36

SECTION 8.  Powers..........................................................  37

SECTION 9.  Events of Default and Remedies..................................  38

SECTION 10. Termination.....................................................  41

SECTION 11. Agreement among the Lenders.....................................  42

SECTION 12. Agency..........................................................  46

SECTION 13. Miscellaneous...................................................  49


Exhibit A......................................Assignment and Transfer Agreement

Exhibit S-1.................................................Suretyship Agreement

Schedule R-1..............................................Real Estate Collateral

Schedule 4.7.......................................Outstanding Letters of Credit

                   AMENDED AND RESTATED FINANCING AGREEMENT
                   ----------------------------------------




                  THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (hereinafter "CITBC") with offices located at 300 South Grand Avenue, Los
              -----
Angeles, CA 90071, the other lenders from time to time party hereto (CITBC and such other lenders each individually sometimes referred to as a "Lender" and
                                                                 ------
collectively as the "Lenders"), and CITBC as agent for the Lenders (hereinafter
                     -------
the "Agent") are pleased to confirm the terms and conditions under which the
     -----
Lenders acting through the Agent shall make revolving loans, advances and other financial accommodations to GART BROS. SPORTING GOODS COMPANY, a Colorado corporation (hereinafter referred to as "Gart") having a principal place of
                                         ----
business at 1000 Broadway, Denver, Colorado 80203, to SPORTMART, INC., a Delaware corporation (hereinafter referred to as "Sportmart") having a principal
                                                  ---------
place of business at 1000 Broadway, Denver, Colorado 80203, to OSHMAN'S SPORTING GOODS, INC., a Delaware corporation formerly named GSC Acquisition Corp., a Delaware corporation (hereinafter referred to as "Oshman's Parent") having a
                                                  ---------------
principal place of business at 1000 Broadway, Denver, Colorado 80203, and each of the Subsidiaries of Oshman's Parent identified on the signatory pages hereof (such Subsidiaries together with Oshman's Parent are referred to hereinafter collectively as "Oshman's", and Gart, Sportmart and Oshman's collectively and
                 --------
individually, jointly and severally, as co-borrowers, are referred to hereinafter as the "Company").

                             W I T N E S S E T H :
                             - - - - - - - - - -

                  WHEREAS, Gart and Sportmart (the "Original Borrowers") are
                                                    ------------------
parties to that certain Financing Agreement, dated January 9, 1998, with the lenders parties thereto (the "Original Lenders"), and CITBC as agent (such
                              ----------------
Financing Agreement, as so amended or otherwise modified, the "Original Loan
                                                               -------------
Agreement"), pursuant to which, among other things, the Original Lenders agreed
---------
to make revolving credit loans to the Original Borrowers from time to time in an aggregate amount at any time outstanding of up to $175,000,000; and

                  WHEREAS, Parent, Merger Sub and Oshman's (as such terms and other capitalized terms are used herein are defined in Section 1 below) are
                                                       ---------
parties to the Merger Agreement, pursuant to which Oshman's will merge with and into Merger Sub, with Merger Sub as the surviving corporation, pursuant to a Certificate of Merger and upon the terms and conditions set forth in the Merger Agreement, such transaction to be consummated substantially simultaneously with the execution and delivery of this Financing Agreement and the funding of the loans hereunder; and

                  WHEREAS, the Company desires to obtain additional financing for the consummation of the transactions contemplated by the Merger Agreement, to pay fees, costs and expenses in connection with the consummation of the Merger Agreement and this

Financing Agreement, and to provide additional working capital for the mutual and collective enterprise of the Company, and has requested that the Lenders and the Agent agree to amend and restate the Original Loan Agreement as hereinafter set forth; and

                  WHEREAS, in order to utilize the financial powers of Gart, Sportmart and Oshman's in the most efficient and economical manner, and in order to facilitate the financing of each of the working capital needs, the Lenders will, at the request of the Company, extend financial accommodations to Gart, Sportmart and Oshman's on a combined basis in accordance with the provisions set forth in this Agreement; and

                  WHEREAS, the Company's business is a mutual and collective enterprise and the Company believes that the consolidation of all loans and other financial accommodations under this Financing Agreement will enhance the aggregate borrowing powers of each of Gart, Sportmart and Oshman's and facilitate the administration of their loan relationship with the Agent and the Lenders, all to the mutual advantage of Gart, Sportmart and Oshman's; and

                  WHEREAS, each of Gart, Sportmart and Oshman's acknowledges that it will receive substantial direct and indirect benefits by reason of the making of loans and other financial accommodations to the other parties hereto as provided in this Financing Agreement, by virtue of the various inter-relationships of Gart, Sportmart and Oshman's as joint guarantors or joint obligors and the beneficiaries thereof, as lessors and lessees, as suppliers and customers, and as joint venturers; and

                  WHEREAS, the Agent's and the Lenders' willingness to extend financial accommodations to Gart, Sportmart and Oshman's, and to administer each of Gart, Sportmart and Oshman's collateral security therefor, on a combined basis as more fully set forth in this Financing Agreement, is done solely as an accommodation to Gart, Sportmart and Oshman's and at their request and in furtherance of their mutual and collective enterprise.

                  NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein, Gart, Sportmart and Oshman's, the Lenders and the Agent hereby agree as follows:

SECTION 1.      Definitions
                -----------

           Accounts shall mean all of the Company's now existing and
           --------
future: (a) rights to payment of a monetary obligation, including any Trade Accounts Receivable, whether or not earned by performance, including rights to payment under bank or non-bank credit or charge cards or information contained on or for use with the card (whether or not specifically listed on schedules furnished to the Agent) and any and all instruments, documents, contract rights, chattel paper, general intangibles, including, without limitation, all accounts created by or arising from the Company's sale, lease, license, assignment or other disposition of property including Inventory or rendition of services to its customers, and all accounts arising from sales or rendition of services made under any trade names or styles of the Company, or through any divisions of the Company; (b) unpaid seller's rights (including rescission, replevin, reclamation and stoppage in transit) relating to the foregoing or arising therefrom; (c) rights to any Inventory represented by any of the foregoing, including rights to returned or repossessed Inventory; (d) credit balances arising hereunder; (e) guarantees or collateral for any of the foregoing; (f) credit or property insurance policies or rights relating to any of the foregoing; and (g) cash and non-cash proceeds of any and all the foregoing.

                  Acquisition-Related Transactions shall mean the merger of
                  --------------------------------
Oshman's with and into Merger Sub with Merger Sub as the surviving corporation, pursuant to the Merger Agreement, such that, at the conclusion of the transaction contemplated by the Merger Agreement, Merger Sub, as successor-in-interest by merger to Oshman's, will be a wholly-owned subsidiary of Parent, and will thereupon promptly change its name to Oshman's.

                  Additional Documents shall mean the documents listed in
                  --------------------
Section 2(f) hereof.

                  Affiliate shall mean, as to any Person, any other Person
                  ---------
(other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and the term "control" shall have the meaning set forth in respect thereof in Rule 105 promulgated under the Securities Act of 1933, as amended.

                  Anniversary Date shall mean any of the date occurring one (1)
                  ----------------
year from the date of execution hereof and the corresponding date in every year thereafter.

                  Applicable Percentage shall mean, as of any date of
                  ---------------------
determination, the lesser of: (a) (i) except as otherwise provided in clause
(ii), 70%; and (ii) (A) for the two (2) consecutive 90 day periods commencing August 20, 2001 and ending November 20, 2001, and commencing February 15, 2002 and ending April 15, 2002, respectively, occurring during the one (1) year period from the date of execution hereof to the first Anniversary Date, and (B) any one (1) consecutive period of up to 90 days in each subsequent year during the term hereof as designated in writing by the Company in advance to the Agent, 75%, provided, further, that at least 60 days shall elapse following the
     --------  -------
conclusion of such a period during which the higher percentage is applicable before another such designation by the Company may become effective; and (b) 85% of the Net Liquidation Percentage.

                  Assignment and Transfer Agreement shall mean the Assignment
                  ---------------------------------
and Transfer Agreement in the form of Exhibit A hereto.
                                      ---------

                  Availability shall mean at any time of determination the
                  ------------
amount by which the lesser of (a) the Line of Credit or (b) the amount determined by multiplying the then sum of Eligible Inventory by the then Applicable Percentage provided for in Section 3.1 of this Financing Agreement
                                      -----------
exceeds the sum of (x) the outstanding aggregate amount of all Obligations (excluding all obligations in respect of the outstanding amounts of any Letters of Credit) and (y) the Availability Reserve.

                  Availability Reserve shall mean at any time of determination
                  --------------------
an amount equal to the sum of (a) the then undrawn amount of all outstanding Letters of Credit, (b) the amount of all sales taxes that have been collected by the Company and not remitted to any state taxing authority when due, (c) an amount equal to three (3) months gross rent for each warehouse or distribution facility of the Company located in a state where the landlord may be entitled to a priority lien on Personal Property Collateral to secure unpaid rent and with respect to each such property the landlord has not executed a form of waiver and consent reasonably acceptable to Agent, and (d) an amount based upon past due rent for any of the Company's leased locations, with the exception of past due rent that is the subject of a Permitted Protest, as determined by Agent in its reasonable discretion.

                  Blocked Account shall mean any Concentration Account owned by
                  ---------------
the Company which is governed by a blocked account or similar agreement and which account is subject to written instructions only from the Company unless and until the Agent shall give the institution holding such Concentration Account written instructions to the contrary in accordance with the terms of
Section 3.4 of this Financing Agreement.
-----------

                  Borrower shall mean Gart, Sportmart, Oshman's and the
                  --------
Subsidiaries of Oshman's that are signatories hereto (but no other Subsidiaries of Gart, Sportmart, or Oshman's), and "Borrowers" shall mean each of them,
                                       ---------
individually and collectively, jointly and severally.

                  Business Day shall mean any date on which both the Agent and
                  ------------
The Chase Manhattan Bank are open for business.

                  Chase Manhattan Bank Rate shall mean the rate of interest per
                  -------------------------
annum announced by The Chase Manhattan Bank from time to time as its prime rate in effect at its principal office in the City of New York or its successors or such other bank as the Agent may choose in its discretion of similar size and reputation. (The prime rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers).

                  Collateral shall mean all present and future Accounts,
                  ----------
Inventory, Documents of Title, General Intangibles, chattel paper, electronic chattel paper, commercial tort claims, deposit accounts, Equipment, instruments, investment property, letter-of-credit rights and letters of credit of the Company, Real Estate Collateral, all present and future books and records relating to any of the foregoing Collateral (except that such books and records shall not include any Equipment not owned by the Company or in which another Person has a Permitted Encumbrance with priority over what would be that of the Agent, the terms of which other Permitted Encumbrance would be violated by the attachment of the Agent's security interest therein), and all present and future proceeds of any of the foregoing Collateral, including insurance proceeds and supporting obligations and proceeds of proceeds. The foregoing notwithstanding, the "Collateral" shall not include any Equipment, acquired with Indebtedness comprising Purchase Money Obligations, that is subject to a Permitted Encumbrance, and the holder of such Permitted Encumbrance has prohibited the Company from granting any other lien or security interest in such Equipment as a condition or negative covenant to the Company obtaining or maintaining the Indebtedness comprising Permitted Money Obligations, and the Company has not otherwise obtained a waiver of such condition or negative covenant, until such Purchase Money Obligations have been finally paid in full.

                  Collections shall mean all cash, checks, notes, instruments,
                  -----------
and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of the Company.

                  Company has the meaning set forth in the introductory
                  -------
paragraph hereof. For purposes of financial and accounting calculations herein, unless otherwise expressly provided, or unless the context otherwise requires, the "Company" means Gart, Sportmart and Oshman's, and their consolidated Subsidiaries, on a consolidated basis.

                  Company Stock Pledge Agreement shall mean that certain Stock
                  ------------------------------
Pledge Agreement, dated as of even date herewith, among Gart, Sportmart and Oshman's, on the one hand, and Agent, on the other hand, with respect to the pledge by Gart, Sportmart and Oshman's of their ownership interest in the Stock of certain of their respective Subsidiaries, in form and content reasonably satisfactory to Agent.

                  Concentration Account shall mean any account owned by the
                  ---------------------
Company which receives funds from (i) the Depository Accounts and ii) the credit card companies.

                  Consolidated Balance Sheet shall mean a consolidated balance
                  --------------------------
sheet for the Company and its Subsidiaries, eliminating all inter-company transactions and prepared, in the case of any such quarterly or annual balance sheet, in accordance with GAAP consistently applied.

                  Customarily Permitted Liens shall mean:
                  ---------------------------

                  (a) liens of local or state authorities for franchise or other like taxes provided the aggregate amounts of such liens shall not exceed $1,000,000 in the aggregate at any one time;

                  (b) statutory liens of landlords and liens of carriers, warehousemen, mechanics, materialmen, vendors (other than Inventory vendors or suppliers) and other like liens imposed by law, created in the ordinary course of business and for amounts not yet due (or which are being contested in good faith by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens) and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

                  (c) deposits made (and the liens thereon) in the ordinary course of business including, without limitation, security deposits for leases, surety bonds and appeal bonds, deposits in connection with utilities, workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations; and

                  (d) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights of way, encroachments, minor defects or irregularities in title, variation and other restrictions, liens, mortgages, charges or other encumbrances (whether or not recorded) affecting the Company's Real Estate which do not materially detract from the value or materially adversely affect the intended use of the Real Estate.

                  Default shall mean any event specified in Section 9 hereof,
                  -------                                   ---------
whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act, has been satisfied.

                  Default Rate of Interest shall mean a rate of interest per
                  ------------------------
annum equal to the sum of: (i) two and one-quarter percent (2-1/4%) and (ii) the Chase Manhattan Bank Rate, which rate the Lenders and the Agent shall be entitled to charge the Company on all Obligations due the Lenders or the Agent by the Company to the extent provided in Section 9.2 of this Financing
                                         -----------
Agreement.

                  Depository Accounts shall mean those accounts (other than
                  -------------------
Concentration Accounts) owned by the Company and designated for the deposit of proceeds of Collateral.

                  Designated Event of Default shall mean any Event of Default
                  ---------------------------
arising under subparagraphs (a), (b), (c), (d), or (h) of Section 9.1 hereof.
                                                          -----------

                  Designated Sale-Leaseback Property shall mean a capital asset
                  ----------------------------------
developed or to be developed by the Company and as to which the Company has notified the Agent in writing that such capital asset is, at such time, a Designated Sale-Leaseback Property and as to which the Company intends to enter into a sale-leaseback or mortgage financing, provided that such Designated Sale-Leaseback Property shall cease to be a Designated Sale-Leaseback Property upon the earlier to occur of twelve (12) months after the date of such notice and the date on which such Designated Sale-Leaseback Property is financed pursuant to a sale-leaseback or mortgage financing permitted hereunder.

                  Documentation Fee shall mean the Agent's standard fees
                  -----------------
relating to any and all modifications, waivers, releases, amendments or additional collateral with respect to this Financing Agreement, the Collateral and/or the Obligations.

                  Documents of Title shall mean all present and future warehouse
                  ------------------
receipts, bills of lading, shipping documents, instruments and similar documents, all whether negotiable or not, and all Inventory relating thereto and all cash and non-cash proceeds of the foregoing.

                  EBITDA shall mean, in any period, the net income (or net loss)
                  ------
of the Company and its Subsidiaries, on a consolidated basis, excluding integration costs not recognized in purchase accounting incurred by the Company during the 12 month period following the date hereof in an aggregate amount not to exceed the lesser of (i) the actual amount of integration costs or (ii) $5,000,000, solely for the fiscal year ending January 31, 2002, plus all amounts deducted in determining net income in respect of Interest Expense, income tax obligations (paid or accrued), depreciation expense and amortization expense, and all other non-cash items, including, but not limited to, the Company's LIFO reserve, each determined in accordance with GAAP consistently applied.

                  Eligible Inventory shall mean the gross cost of the Company's
                  ------------------
finished goods Inventory that conforms to the warranties herein less any (i) supplies, (ii) Inventory not present in the United States of America, (iii) Inventory returned or rejected by the Company's customers other than Inventory that is undamaged and resalable in the normal course of business, (iv) Inventory to be returned to the Company's suppliers, (v) Inventory in transit to third parties, (vi) shrinkage, (vii) consigned goods, (viii) Inventory stored in any public warehouse (other than Inventory in a public warehouse while such Inventory is clearing customs) with respect to which the Agent for the benefit of the Lenders has not received from such public warehouse an acknowledgement of the type contemplated by paragraph q of Section 2 hereof or
                                                           ---------
Section 6.15 hereof, and ix) reserves required by the Agent in its reasonable
------------
judgment and without duplication but only for the following: (a) special order Inventory; (b) market value declines, to the extent the Inventory's value is below its cost; (c) bill and hold (deferred shipment or consignment sales); (d) markdowns, to the extent the Inventory's value is below its cost; (e) Inventory which is not located at the Company's retail store locations, warehouses, or distribution centers, (f) demonstration items, to the extent the Inventory's value is below its cost; (g) damaged or defective Inventory; (h) obsolete Inventory; (i) Inventory at outlet locations not owned or operated by the Company; (j) from and after the date that is 90 days after the making of the initial loan hereunder, with respect to any and each distribution facility of the Company as to which there is not in effect in favor of the Agent a landlord waiver in form and content reasonably satisfactory to the Agent, but only with respect to any period that such a landlord waiver is not in effect, a reserve not to exceed three month's rent payable to such landlord with respect to such distribution facility; (k) Inventory imported under letters of credit issued without the assistance of the Letter of Credit Guaranty and then only until the bank issuing such letters of credit has been reimbursed by the Company for any drafts under such letters of credit; and (l) Inventory subject to a lien that has priority over the lien of the Agent therein, but only to the extent of the aggregate obligations or indebtedness secured by such priority lien. The amount of such reserves shall be determined solely by the Agent in its reasonable business judgment and in good faith using standards consistently applied by the Agent. Such standards shall take into consideration amounts representing, historically, the Company's reserves, discounts, returns, claims, credits and allowances.

                  Equipment shall mean all present and hereafter acquired
                  ---------
machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all proceeds of whatever sort, including insurance proceeds and supporting obligations of any and all of the foregoing.

                  ERISA shall mean the Employee Retirement Income Security Act
                  -----
of 1974, as amended from time to time and the rules and regulations promulgated thereunder from time to time, as applicable.

                  Event(s) of Default shall have the meaning provided for in
                  -------------------
Section 9 of this Financing Agreement.

                  Family Member means, with respect to any individual, any other
                  -------------
individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual.

                  Family Trusts means, with respect to any individual, trusts or
                  -------------
other estate planning vehicles established for the benefit of Family Members of such individual and in respect of which such individual serves as trustee or in a similar capacity.

                  Fee Letter shall mean that certain fee letter, dated as of the
                  ----------
date hereof, between Agent and the Company, in form and substance satisfactory to Agent.

                   Financing Agreement shall mean this Amended and Restated
                   -------------------
Financing Agreement.

                  GAAP shall mean generally accepted accounting principles in
                  ----
the United States of America as in effect from time to time and for the period as to which such accounting principles are to apply. Except as otherwise provided in this Financing Agreement, all computations and determinations as to accounting or financial matters and all quarterly and annual consolidated financial statements to be delivered pursuant to this Financing Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP.

                  Gart has the meaning ascribed thereto in the introductory
                  ----
paragraph hereof.

                  General Intangibles shall have the meaning set forth in the
                  -------------------
UCC and shall include, without limitation, all present and future right, title and interest in and to all tradenames, trademarks (together with the goodwill associated therewith), patents, licenses, customer lists, distribution agreements, supply agreements and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise, and all cash and non-cash proceeds thereof.

                  Guaranty shall mean that certain General Continuing Guaranty,
                  --------
dated of even date herewith, among Parent, certain indirect Subsidiaries of Parent named therein, and Agent, in form and substance satisfactory to Agent.

                  Indebtedness shall mean, without duplication, all liabilities,
                  ------------
contingent or otherwise, which are any of the following: (a) obligations in respect of borrowed money or for the deferred purchase price of property, services or assets, other than Inventory, and (b) lease obligations which, in accordance with GAAP, have been, or which should be capitalized, but excluding leases of property by the Company under the MLTC Documents.

                  Intangible Assets shall mean that portion of the book value of
                  -----------------
all of the Company's assets that would be treated as intangibles under GAAP.

                  Interest Expense shall mean (i) total cash interest
                  ----------------
obligations (paid or accrued) of the Company and its Subsidiaries determined in accordance with GAAP on a basis consistent with the latest audited statements of the Company, excluding amortization of financing and commitment fees related hereto and original issue discounts, if any, minus (ii) interest income, if any.

                  Inventory shall mean all of the Company's present and
                  ---------
hereafter acquired merchandise and inventory held for sale or lease and all additions, substitutions and replacements thereof, wherever located, together with all packaging or shipping materials and all proceeds thereof of whatever sort, including insurance proceeds and supporting obligations of any and all of the foregoing.

                  Investment Property shall mean "investment property" as that
                  -------------------
term is defined in the UCC.

                  Issuing Bank shall mean any bank issuing Letters of Credit for
                  ------------
the Company.

                  Lenders has the meaning ascribed thereto in the introductory
                  -------
paragraph hereof.

                  Letters of Credit shall mean all letters of credit issued with
                  -----------------
the assistance of the Lenders acting through the Agent by the Issuing Banks for or on behalf of the Company.

                  Letter of Credit Guaranty shall mean any guaranty delivered by
                  -------------------------
the Agent to the Issuing Bank of the Company's reimbursement obligations under the Issuing Bank's reimbursement agreement, application for Letters of Credit or other like documents.

                  Letter of Credit Guaranty Fee shall mean the fee the Agent may
                  -----------------------------
charge under Section 7.2 of this Financing Agreement for: (i) issuing the Letter
             -----------
of Credit Guaranty or (ii) otherwise aiding the Company in obtaining Letters of Credit pursuant to Section 4.
                   ---------

                  Libor shall mean, at any time of determination, and subject to
                  -----
availability, the London Interbank Offered Rate paid in London by The Chase Manhattan Bank on one month, two month, three month, six month or nine month dollar deposits and if such rates are not otherwise available, then those rates as published, under "Money Rates", in the New York City edition of the Wall Street Journal or if there is no such publication or statement therein as to Libor, then in any publication used in the New York City financial community.

                  Libor Loan shall mean the loans for which the Company has
                  ----------
elected to use Libor for interest rate computations.

                  Libor Period shall mean the Libor for one month, two month,
                  ------------
three month, six month, or nine month dollar deposits, as selected by the Company.

                  LIFO shall mean the last in-first out method of accounting for
                  ----
Inventory.

                  Line of Credit shall mean the commitment of the Lenders acting
                  --------------
through the Agent to make loans and advances and issue Letter of Credit Guaranties, all pursuant to and in accordance with Sections 3 and 4 of this
                                                   ----------     -
Financing Agreement, in the aggregate amount of $300,000,000.

                  Line of Credit Fee shall: (i) mean the fee due the Agent for
                  ------------------
the account of the Lenders at the end of each month for the Line of Credit, and
(ii) be determined by multiplying (x) the difference between the Line of Credit less the sum of (a) the average daily Revolving Loans outstanding during such
----
month and (b) the average daily undrawn face amount of all outstanding Letters of Credit, for said month by (y) three eighths of one percent (0.375%) per annum ("Line of Credit Fee Rate") for the number of days in said month during which
  -----------------------
this Financing Agreement was in effect.

                  Loan Facility Fee shall mean the fee payable to the Agent in
                  -----------------
accordance with, and pursuant to, the provisions of Section 7.6 of this
                                                    -----------
Financing Agreement.

                  Margin Stock shall have the meaning assigned to such term in
                  ------------
Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. 221.2, as amended).

                  Merger Agreement shall mean that certain Agreement and Plan of
                  ----------------
Merger, dated as of February 21, 2001 (as amended, restated, supplemented, or otherwise modified as of the date hereof), by and among Parent, Merger Sub and Oshman's.

                  Merger Documents shall mean, individually and collectively,
                  ----------------
the Merger Agreement, and all agreements, documents and instruments executed or delivered in connection therewith, as all of the foregoing now exist or may hereunder be amended, modified, supplemented, extended, renewed, restated or replaced.

                  Merger Sub shall mean GSC Acquisition Corp., a Delaware
                  ----------
corporation.

                  MLTC Documents shall mean the Amended and Restated Master
                  --------------
Lease Agreement dated as of April 20, 1994 between MLTC Funding, Inc. and Thrifty Corporation, the Amended and Restated Master Lease Agreement dated as of April 20, 1994 between MLTC Funding, Inc. and Thrifty Realty Company, and all other documents and instruments delivered or to be delivered pursuant thereto or in connection therewith, in each case, as may be amended or otherwise modified from time to time in accordance with its terms.

                  Mortgages shall mean, individually and collectively, one or
                  ---------
more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by the Company in favor of Agent for the benefit of the Lenders, in form and substance reasonably satisfactory to Agent, that encumber the Real Estate Collateral and the related improvements thereto.

                  Net Liquidation Percentage shall mean the percentage of the
                  --------------------------
book value at the lower of cost or market of Company's Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory, such percentage to be as determined from time to time at Agent's election, but no more frequently than annually, on the basis of a physical appraisal to be conducted upon reasonable prior notice to the Company, or more frequently, with or without notice, after the occurrence and during the continuance of an Event of Default as determined by Agent in its reasonable credit judgment, by an appraisal firm reasonably acceptable to Agent.

                  Net Worth shall mean Total Assets of the Company and its
                  ---------
Subsidiaries, on a consolidated basis, in excess of Total Liabilities, and determined in accordance with GAAP, on a consistent basis with the latest audited statements of the Company and its Subsidiaries.

                  Obligations shall mean all obligations of the Company to pay,
                  -----------
as and when due and payable, all amounts from time to time owing by and in respect of this Financing Agreement or any of loan documents related to this Financing Agreement, including, without limitation, all loans and advances made or to be made by the Agent on behalf of the Lenders to the Company, or to others for the Company's account under this Financing Agreement or any loan document related to this Financing Agreement; any and all indebtedness and obligations which may at any time be owing by the Company to the Agent or any Lender under the Financing Agreement or any other loan document related to this Financing Agreement, whether now in existence or incurred by the Company from time to time hereafter; whether secured by pledge, lien upon or security interest in the Company's assets or property or the assets or property of any other person, firm, entity or corporation; whether such indebtedness is absolute or contingent, matured or unmatured, direct or indirect and whether the Company is liable to the Agent or any Lender for such indebtedness as principal, surety, endorser, guarantor or otherwise. Obligations shall also include, without duplication of the foregoing, all indebtedness owing to the Agent or any Lender by the Company under this Financing Agreement or under any other agreement or arrangement hereafter entered into between the Company and the Agent on behalf of the Lenders, including, but not limited to, obligations to the Agent on behalf of the Lenders in respect of Letters of Credit issued with the assistance of the Letter of Credit Guaranty, indebtedness or obligations incurred by, or imposed on, the Agent or the Lenders as a result of environmental claims arising out of the Company's operations, premises or waste disposal practices or sites, the Company's liability to the Agent on behalf of the Lenders under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which the Agent on behalf of the Lenders may make or issue to others for the Company's accounts, all at the Company's request hereafter, but in no event shall Obligations include any obligations due any affiliate of a Lender.

                  Original Revolving Loans shall have the meaning provided for
                  ------------------------
in Section 3.7 of this  Financing Agreement.
   -----------

                  Oshman's has the meaning ascribed thereto in the introductory
                  --------
paragraph hereof.

                  Oshman's Credit Facility shall mean that certain Amended and
                  ------------------------
Restated Financing Agreement, by and among CITBC and the Subsidiaries of Oshman's Parent, dated December 15, 1997, as amended.

                  Oshman's Parent has the meaning ascribed thereto in the
                  ---------------
introductory paragraph hereof.

                  Out-of-Pocket Expenses shall mean all of the Agent's
                  ----------------------
reasonable expenses incurred relative to the commitment letter or the closing of this Financing Agreement and any amendment, modification or waiver thereof, whether incurred heretofore or hereafter, and, in any case, at the Company's request, with appropriate documentation delivered to the Company, which expenses shall include, without being limited to, the cost of record searches, the cost of appraisals, the reasonable out-of-pocket costs of audits and other field examinations to be conducted, prior to the occurrence and during the continuance of an Event of Default, no more frequently than twice per any 12 month period, and after the occurrence and during the continuance of an Event of Default, as frequently as Agent may require, all costs and expenses incurred by the Agent in opening bank accounts, depositing checks, receiving and transferring funds, and any charges imposed on the Agent due to "insufficient funds" of deposited checks and the Agent's standard fee relating thereto, any amounts paid by the Agent on behalf of the Lenders to an Issuing Bank or incurred by or charged to the Agent on behalf of the Lenders by the Issuing Bank under the Letter of Credit Guaranty or the Company's reimbursement agreement, application for letter of credit or other like document which pertain either directly or indirectly to such Letters of Credit, and the Agent's standard fees relating to the Letters of Credit and any drafts thereunder, reasonable legal fees and disbursements of outside counsel for the Agent, fees and taxes relative to the filing of financing statements, and all expenses, costs and fees set forth in Section 9.3 of this
                                                          -----------
Financing Agreement.

                  Outstanding Letters of Credit shall have the meaning provided
                  -----------------------------
for in Section 4.10 of this Financing Agreement.
       ------------

                  Overadvance shall have the meaning provided for in Section 3
                  -----------                                        ---------
of this Financing Agreement.

                  Parent shall mean Gart Sports Company, a Delaware corporation.
                  ------

                  Parent Stock Pledge Agreement shall mean that certain Stock
                  -----------------------------
Pledge Agreement, dated of even date herewith, between Parent and Agent, with respect to Parent's pledge of its ownership interest in the Stock of Gart and Oshman's, in form and content satisfactory to Agent.

                  Permitted Encumbrances shall mean: (i) liens expressly
                  ----------------------
permitted, or consented to, by the Agent on behalf of the Lenders; (ii) Customarily Permitted Liens; (iii) liens granted the Agent on behalf of the Lenders by the Company; (iv) liens of judgment creditors, provided such liens do not exceed, in the aggregate, at any time, $1,500,000 (other than liens bonded or insured to the reasonable satisfaction of the Agent); (v) filed liens for taxes not yet due and payable or which are being diligently contested in good faith by the Company by appropriate proceedings, and which liens are not (a) senior to the lien of the Agent on behalf of the Lenders; or (b) for taxes due the United States of America; (vi) liens, if any, given to an Issuing Bank in connection with a Letter of Credit obtained with the assistance of the Letter of Credit Guaranty; (vii) liens securing Purchase Money Obligations; (viii) liens and other encumbrances in existence on the date hereof; (ix) liens given to an issuer of a sight letter of credit issued without the assistance of the Letter of Credit Guaranty provided such liens do not secure Indebtedness in excess of $4,000,000 in the aggregate at any one time; (x) liens in favor of consignors on consigned goods to the extent the Agent determines, in the exercise of its reasonable credit judgment, that any Inventory subject to liens in favor of consignors can easily be identified by the Agent and verified as having been excluded by the Company from any determination of Eligible Inventory; (xi) liens on property or assets of the Company, including but not limited to the Collateral, securing obligations or indebtedness of the Company in the aggregate at any time not in excess of $1,000,000; (xii) any extension, renewal or replacement of any of the foregoing, provided that any extension, renewal or replacement lien shall be limited to the property or assets covered by the lien extended, renewed or replaced and the obligation secured by such extension, renewal or replacement lien shall be in an amount not greater than the obligations secured by the lien extended, renewed or replaced, and (xiii) liens and rights of set-off in favor of depository banks arising in the ordinary course of business, unless waived pursuant to a blocked account or similar agreements.

                  Permitted Indebtedness shall mean: (i) indebtedness incurred
                  ----------------------
in the ordinary course of business for Inventory, services, taxes or labor; (ii) indebtedness arising in connection with Letters of Credit, this Financing Agreement and the loan documents related to this Financing Agreement; (iii) deferred taxes and other expenses incurred in the ordinary course of business;
(iv) other indebtedness existing on the date of execution of this Financing Agreement and listed in the most recent financial statement delivered to the Agent or otherwise disclosed to the Agent in writing, and any extension, renewal or replacement of any of such indebtedness, provided that any such extension, renewal or replacement indebtedness shall be in a principal amount not greater than the amount of the indebtedness being extended, renewed or replaced; (v) indebtedness arising in connection with or secured by, the Permitted Encumbrances; (vi) indebtedness under any sight letters of credit issued without the assistance of the Letter of Credit Guaranty provided such Indebtedness does not exceed $4,000,000 in the aggregate at any one time; (vii) Indebtedness owed by any one or more of Gart, Sportmart or Oshman's to any one or more of Gart, Sportmart or Oshman's; (viii) Indebtedness of the Company to the Parent or the Company's Subsidiaries in an amount not to exceed $10,000,000 in the aggregate at any one time; (ix) Indebtedness in an aggregate amount not to exceed $50,000,000 at any time which is subordinated to the Obligations, provided the terms and conditions of such Indebtedness are reasonably satisfactory to the Agent; (x) indebtedness incurred in the form of surety, customs and appeal bonds and other obligations of a similar nature; and (xi) other Indebtedness of the Company in an amount not to exceed $10,000,000 in the aggregate at any time outstanding, provided, such Indebtedness is (a) not secured by the Collateral and (b) not due the Parent or any Subsidiaries of the Company or the Parent.

                  Permitted Investments shall mean (i) commercial paper and
                  ---------------------
municipal bonds, in each case issued or guaranteed by a Person rated P-1 or better by Moody's Investors Service, Inc. ("Moody's") or A-1 or MIG-1 or better by Standard & Poor's Corporation ("S & P"), (ii) certificates of deposit, time deposits, Eurodollar deposits or bankers' acceptances maturing not more than one year after the date of issue, issued by any commercial banking institution, which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, (iii) repurchase agreements having maturities of not more than one year and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof, (iv) readily marketable obligations of the Government of the United States of America or any agency thereof; (v) readily marketable obligations issued by any state of the United States or any political subdivision thereof having a rating by Moody's or S & P of "A" or its equivalent or better; (vi) Margin Stock and (vii) mutual funds regularly traded in the United States of America whose investments are limited to those described in clauses (i) through (v) above.

                  Permitted Protest shall mean the right of the Company to
                  -----------------
protest any lien or security interest (other than any such lien or security interest that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the books and records in such amount to the extent required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by the Company in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's liens and security interests in the Collateral.

                  Person shall mean an individual, partnership, corporation,
                  ------
business trust, joint stock company, trust, limited liability company, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  Personal Property Collateral means all Collateral other than
                  ----------------------------
Real Estate Collateral.

                  Purchase Money Obligations shall mean the Indebtedness (i)
                  --------------------------
incurred to purchase or lease Equipment and Real Estate and ii) secured solely by a lien on the Equipment and/or Real Estate, including sale leaseback and mortgage financing incurred in connection with Designated Sale-Leaseback Property.

                  Real Estate shall mean the Company's leasehold and fee
                  -----------
interests in real property.

                  Real Estate Collateral shall mean the parcel or parcels of
                  ----------------------
Real Estate identified on Schedule R-1 and any fee interest in Real Estate
                          ------------
hereafter acquired by the Company.

                  Reporting Date shall mean any date on which the Company is to
                  --------------
deliver to the Agent any Collateral report pursuant to Section 3.2 of this
                                                       -----------
Financing Agreement, any financial statement or any other information requested of the Company pursuant to the terms of this Financing Agreement.

                  Required Lenders shall mean Lenders holding more than fifty
                  ----------------
percent (50%) of the outstanding loans, advances, extensions of credit and commitments of the Company hereunder.

                  Retained Cash shall mean an amount of cash sufficient to
                  -------------
provide the Company with cash in an amount necessary to stock the Company's cash registers at its retail locations and consistent with the business practices of the Company.

                  Revolver Libor Margin shall mean (subject to contingent
                  ---------------------
prospective reduction and/or reinstatement as set forth below) 2.00 % per annum. The foregoing notwithstanding, with respect to monthly periods ending after the first Anniversary Date, the Revolver Libor Margin will be adjusted, prospectively only, (a) to 1.50% per annum, if the Company's TFFQ EBITDA for its four fiscal quarters most recently ended is equal to or greater than $80,000,000, (b) to 1.75% per annum, if the Company's TFFQ EBITDA for its four fiscal quarters most recently ended is equal to or greater than $70,000,000 and less than $80,000,000, (c) to 2.00% per annum if the Company's TFFQ EBITDA for its four fiscal quarters most recently ended is equal to or greater than $60,000,000 and less than $70,000,000, or (d) to 2.25% per annum, if the
Company's TFFQ EBITDA for its four fiscal quarters most recently ended is less than $60,000,000, each such change to occur on the first day of the month following the Agent's receipt and review of a copy the Company's financial statements that establish the required level of TFFQ EBITDA. Should the Company fail to timely provide to the Agent (as required by Section 6.7, clauses (a) and (b) of the Agreement) a copy of the aforementioned financial statements, then interest will be computed based on the highest margin set forth above during such period of delinquency until the Agent's receipt and review of the applicable financial statements.

                  Revolver Non-Libor Margin shall mean (subject to contingent
                  -------------------------
prospective reduction and/or reinstatement as set forth below) 0.00 % per annum. The foregoing notwithstanding, with respect to monthly periods ending after the first Anniversary Date, the Revolver Non-Libor Margin will be increased, prospectively only, to 0.25% per annum, if the Company's TFFQ EBITDA for its four fiscal quarters most recently ended is less than

$60,000,000, such change to occur on the first day of the month following the Agent's receipt and review of a copy the Company's financial statements that establish the required level of TFFQ EBITDA. Should the Company fail to timely provide to the Agent (as required by Section 6.7, clauses (a) and (b) of the
                                     -----------
Agreement) a copy of the aforementioned financial statements, then interest will be computed based on the higher margin set forth above during such period of delinquency until the Agent's receipt and review of the applicable financial statements.

                  Revolving Loans shall mean the loans and advances made, from
                  ---------------
time to time, to or for the account of the Company by the Lenders acting through the Agent pursuant to Section 3 of this Financing Agreement.
                      ---------

                  Settlement Date shall mean the date, weekly, and more
                  ---------------
frequently, at the discretion of the Agent, upon the occurrence of an Event of Default or a continuing decline or increase of the Revolving Loans that the Agent and the Lenders shall settle amongst themselves so that x) the Agent shall not have, as Agent, any money at risk and y) on such Settlement Date the Lenders shall have a pro rata amount of all outstanding Revolving Loans and Letters of Credit, provided that each Settlement Date for a Lender shall be a Business Day on which such Lender and its bank are open for business.

                  Sportdepot shall mean Sportdepot Stores, Inc., a Canadian
                  ----------
corporation.


                  Sportmart has the meaning ascribed thereto in the introductory
                  ---------
paragraph hereof.

                  Stock shall mean all shares, options, warrants, interests,
                  -----
participations, or other equivalents (regardless of how designated) of or in a corporation or equivalent entity (including membership interests in a limited liability company), whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 promulgated by the United States Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

                  Subsidiary shall mean as to any Person, a corporation, limited
                  ----------
liability company, partnership or other entity of which shares of Stock ordinary voting power (other than Stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Financing Agreement shall refer to a Subsidiary or Subsidiaries of the Company or the Parent.

                  Subsidiary Guarantor shall mean any direct or indirect
                  --------------------
Subsidiary of the Parent which is a party to the Guaranty.

                  Suretyship Agreement shall mean an agreement between the
                  --------------------
Agent, Gart, Sportmart and Oshman's, for the benefit of the Agent and the Lenders, in the form of Exhibit S-1 hereto.
                        -----------

                  Tangible Net Worth shall mean, as of any date of
                  ------------------
determination, the result of (a) Net Worth, minus (b) the sum of: (i) all
                                            -----
Intangible Assets of the Company and (ii) all amounts due to any of Gart, Sportmart or Oshman's from Affiliates, except to the extent previously deducted in determining Net Worth.

                  TFFQ EBITDA shall mean, with respect to any specified trailing
                  -----------
four fiscal quarter period of the Company, EBITDA during such period.

                  Total Assets shall mean total assets of the Company and its
                  ------------
Subsidiaries, on a consolidated basis, determined in accordance with GAAP, on a basis consistent with the latest audited statements of the Company and its Subsidiaries, excluding the Company's LIFO reserve.

                  Total Liabilities shall mean total liabilities of the Company
                  -----------------
and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP, on a basis consistent with the latest audited statements of the Company and its Subsidiaries.

                  Trade Accounts Payable shall mean, at any time of
                  ----------------------
determination, the amounts due any supplier for Inventory sold to the Company.

                  Trade Accounts Receivable shall mean, at any time of
                  -------------------------
determination, the amounts due the Company by any (i) credit card issuer and
(ii) any customer obligated on an invoice, in each instance due as a result of a sale of Inventory or the rendition of services by the Company.

                  UCC shall mean the Uniform Commercial Code as in effect from
                  ---
time to time in the State of California. The terms accounts, chattel paper, documents, equipment, instruments, general intangibles and inventory, as and when used (without being capitalized) in this Financing Agreement or the other loan documents, shall have the meanings given those terms in the UCC.

SECTION 2.               Conditions Precedent
                         --------------------

                  The obligation of the Lenders acting through the Agent to make the initial loans hereunder is subject to the satisfaction of, or waiver of, immediately prior to or concurrently with the making of such initial loans, the following conditions precedent:

                         (a) Lien Searches -- The Agent shall have received tax,
                             -------------
judgment and UCC searches satisfactory to the Agent for all locations presently occupied or used by the Company.

                         (b) Casualty Insurance -- Except as otherwise provided
                             ------------------
in the last sentence of this Section 2, the Company shall have delivered to the
                             ---------
Agent evidence satisfactory to the Agent that casualty insurance policies listing the Agent on behalf of the Lenders as loss payee are in full force and effect, all as set forth in Section 6.4 of this Financing Agreement.
                            -----------

                         (c) UCC Filings -- Any documents (including without
                             -----------
limitation, financing statements) required to be filed in order to create, in favor of the Agent on behalf of the Lenders, subject to the Permitted Encumbrances, a first and exclusive perfected security interest in the Personal Property Collateral with respect to which a security interest may be perfected by a filing under the Uniform Commercial Code shall have been properly filed in each office in each jurisdiction required in order to create in favor of the Agent on behalf of the Lenders a perfected lien on the Personal Property Collateral. The Agent shall have received acknowledgement copies of all such filings (or, in lieu thereof, the Agent shall have received other evidence satisfactory to the Agent that all such filings have been made); and the Agent shall have received evidence that all necessary filing fees and all taxes or other expenses related to such filings have been paid in full.

                         (d) Examination & Verification -- The Agent, for the
                             --------------------------
benefit of the Lenders, shall have completed to the satisfaction of the Agent an examination and verification of the Accounts, Inventory, books and records of the Company.

                         (e) Opinions -- Counsel for the Company and Parent
                             --------
shall have delivered to the Agent on behalf of the Lenders opinions satisfactory to the Agent opining, inter alia, that, subject to the (i) filing, priority and remedies provisions of the UCC, (ii) the provisions of the Bankruptcy Code, insolvency statutes or other like laws, (iii) the equity powers of a court of law and (iv) such other matters as may be agreed upon with the Lenders, the Financing Agreement and each Additional Document of the Company or the Parent, as the case may be, is (x) valid, binding and enforceable according to its terms, (y) is duly authorized and (z) does not violate any terms, provisions, representations or covenants in the charter or by-laws of the Company or the Parent, as the case may be, or, to the knowledge of such counsel, after reasonable inquiry, of any loan agreement, mortgage, deed of trust, note, security or pledge agreement or indenture, identified by the Company or the Parent, as the case may be, to such counsel as material, to which the Company or the Parent, as the case may be, is a signatory or by which the Company or its assets are bound. In addition, such opinions shall confirm in form and substance satisfactory to the Agent the consummation of the Acquisition-Related Transactions in compliance in all material respects with the Merger Agreement referred to in the definition of "Acquisition-Related Transactions," and all applicable provisions of law, including, without limitation, the provisions of federal and Delaware corporate and securities laws, to the extent applicable, and the provisions of the Hart-Scott-Rodino Antitrust Improvements Act.

                         (f) Additional Documents -- The Company shall execute
                             --------------------
and deliver to the Agent for the benefit of the Lenders all loan documents necessary to consummate the lending arrangement contemplated between the Company and the Lenders, including, without limitation, the Fee Letter, the Suretyship Agreement, the Company Stock Pledge Agreement, the Guaranty, and the Parent Stock Pledge Agreement (collectively, the "Additional Documents").

                         (g) Commitment Letter -- The Company shall have fully
                             -----------------
complied, to the satisfaction of the Agent, with all of the material terms and conditions of the commitment letter, dated February 9, 2001, issued by CITBC to, and accepted on February 21, 2001 by, the Parent. To the extent that any terms of the Commitment Letter conflict with the terms of this Financing Agreement, the terms of this Financing Agreement shall apply.

                         (h) Board Resolution -- The Agent for the benefit of
                             ----------------
the Lenders shall have received a copy of the resolutions of the Boards of Directors of the Company and the Parent, authorizing the execution, delivery and performance of (i) this Financing Agreement and the Additional Documents, as applicable, and (ii) any related agreements, certified by the Secretary or Assistant Secretary of the Company or the Parent, as the case may be, as of the date hereof, together with a certificate of the Secretary or Assistant Secretary of the Company or the

Parent, as the case may be, as to the incumbency and signature of the officers of the Company or the Parent, as the case may be, executing this Financing Agreement and the Additional Documents, as applicable, and any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

                         (i) Corporate Organization -- The Agent for the benefit
                             ----------------------
of the Lenders shall have received (i) a copy of the Amended and Restated Certificate of Incorporation of the Company and the Parent certified by the Secretaries of the States of their incorporation, and (ii) a copy of the By-Laws (as amended through the date hereof) of the Company and the Parent and certified by the Secretary or Assistant Secretary of the Company or the Parent, as the case may be.

                         (j) Officer's Certificate -- The Agent for the benefit
                             ---------------------
of the Lenders shall have received an executed Officer's Certificate of the Company, satisfactory in form and substance to the Agent, certifying that: (i) the representations and warranties contained herein are true and correct in all material respects on and as of the date hereof; (ii) the Company is in compliance with all of the terms and provisions set forth herein; and (iii) no Event of Default or Default has occurred; (iv) as of the date hereof, the Company is current with respect to the payment of all sales taxes due by the Company to any state taxing authorities except to the extent specifically noted to the contrary on a schedule attached to such Officer's Certificate; and (v) as of May 31, 2001, the Company is current with respect to the payment of all rent due to landlords of the Company except to the extent specifically noted to the contrary on a schedule attached to such Officer's Certificate.

                         (k) Absence of Default -- Since February 3, 2001, no
                             ------------------
material adverse change in the financial condition, business, prospects, profits (after giving affect to the seasonal nature of the Company's business), operations or assets of the Company shall have occurred. No Default or Event of Default shall exist as of the date of this Financing Agreement.

                         (l) Legal Restraints/Litigation -- At the date of
                             ---------------------------
execution of this Financing Agreement, there shall be, to the knowledge of the management of the Company or to the knowledge of the Agent, no (x) litigation, investigation or proceeding (judicial or administrative) pending or threatened against the Company or its assets, by any agency, division or department of any county, city, state, province or federal government arising out of this Financing Agreement, or the financing arrangement contemplated under this Financing Agreement, (y) injunction, writ or restraining order restraining or prohibiting the consummation of the financing arrangements contemplated under this Financing Agreement or (z) suit, action, investigation or proceeding (judicial or administrative) pending or threatened against the Company, or its assets, which, if adversely determined could have a material adverse effect on the business, operation, assets or financial condition of the Company or the Collateral.

                         (m) Disbursement Authorization -- The Company shall
                             --------------------------
have delivered to the Agent all information necessary for the Lenders acting through the Agent to issue wire transfer instructions on behalf of the Company for the initial and subsequent loans and/or advances to be made under this Financing Agreement including, but not limited to, disbursement authorizations in a form acceptable to the Agent.

        (n)    Banking and/or Credit Card Arrangements -- Except as otherwise
               ---------------------------------------
provided in the last sentence of this Section 2, as of the date of execution of
                                      ---------
this Financing Agreement the Borrowers shall have converted all of their Concentration Accounts (other than operating accounts) into Blocked Accounts, or, as the case may be, updated existing Blocked Accounts and will have required the credit card companies to remit balances, when due, to a Blocked Account.

        (o)    Inventory Reporting -- The Agent for the benefit of the Lenders
               -------------------
shall have received a satisfactory inventory valuation indicating the fair market value of the Company's current finished goods Inventory, sufficient in the Agent's reasonable judgment, to support the proposed financing arrangement and/or a satisfactory review of Inventory controls and reporting procedures conducted by an independent third party acceptable to the Agent.

        (p)    Landlord Waivers -- Except as otherwise provided in the last
               ----------------
sentence of this Section 2, the Agent for the benefit of the Lenders shall have
                 ---------
received landlord waivers in form and substance reasonably acceptable to the Agent with respect to (i) all of the Company's warehouse or distribution centers and (ii) store locations of Oshman's (to the extent previously obtained by CITBC with respect to the Oshman's Credit Facility) by assignment to Agent (provided that the Company shall not be required to incur additional expense to obtain such waivers (such as payment of waiver fees or increased rent to landlords) other than the Company's own transactional fees and expenses in connection with seeking, negotiating, and obtaining such waivers on a best efforts basis, and the transactional fees and expenses of the Agent and its counsel in reviewing and approving them).

        (q)    Warehouse Documents -- Except as otherwise provided in the last
               -------------------
sentence of this Section 2, the Agent for the benefit of the Lenders shall have
                 ---------
received from each public warehouse in which Inventory is stored, if any, other than Inventory in warehouses while such Inventory is clearing customs, an acknowledgment, in form and substance reasonably satisfactory to the Agent, concerning the Agent's security interest for the benefit of the Lenders in such Inventory and the original negotiable warehouseman's receipts, if any, duly endorsed by the Company to the order of the Agent for the benefit of the Lenders.

        (r)    Consummation of the Acquisition-Related Transactions -- The Agent
               ----------------------------------------------------
shall have received satisfactory evidence of the consummation of the Acquisition-Related Transactions in compliance in all material respects with all applicable contracts and provisions of law, including, without limitation, the Merger Agreement, the provisions of federal, Delaware, and Colorado corporate and securities laws, to the extent applicable, and the provisions of the Hart-Scott-Rodino Antitrust Improvements Act.

        (s)    Minimum Availability -- After giving effect to all extensions of
               --------------------
credit, transfers, and repayments that are to be made on the closing date of the transactions contemplated by this Financing Agreement, the Company on such closing date shall have one-time minimum Availability of $20,000,000 applying the Applicable Percentage calculated using the lesser of (i) a 70% advance rate or (ii) 85% of the Net Liquidation Percentage.

        (t)    Payoff of Certain Existing Lenders -- The existing obligations of
               ----------------------------------
Oshman's under the Oshman's Credit Facility each shall have been repaid or otherwise satisfied in full pursuant to payoff documentation reasonably satisfactory to the Agent, and CITBC shall have released, terminated, or assigned its liens and security interests in favor of CITBC, as the Agent, for the benefit of the Lenders, in property of Oshman's, or shall have unconditionally agreed to do so pursuant to documentation reasonably satisfactory to the Agent.

          Upon the execution of this Financing Agreement and the initial disbursement of loans hereunder, all of the above Conditions Precedent shall have been deemed satisfied except as the Company and the Agent shall otherwise agree herein or in a separate writing. It is understood and agreed that as of the date hereof (i) Oshman's is unable to list the Agent as loss payee on its casualty insurance policies; (ii) Oshman's and Gart may be unable completely to
(A) arrange for their Concentration Accounts to become Blocked Accounts, and (B) require the credit card companies to remit balances, when due, to a Blocked Account; and (iii) the Company may be unable completely to deliver the landlord waivers and warehouse documents provided for in Section 2(p) and Section 2(q),
                                                ------------     ------------
respectively.   Notwithstanding such, the Agent will waive such requirements for purposes of closing provided the Company (w) delivers to the Agent prior to or concurrent with the Agent's execution of this Financing Agreement, proof that the Oshman's Inventory is insured and that the Company has the exclusive right to any casualty insurance proceeds relating thereto, (x) delivers to the Agent, within forty-five (45) days from the date hereof, the loss payable endorsement called for in paragraph b above, (y) within forty-five (45) days from the date hereof, delivers to the Agent executed agreements, with respect to Borrowers, in form and substance reasonably satisfactory to the Agent, pursuant to which the Concentration Accounts become Blocked Accounts and the credit card companies have agreed to remit balances, when due, to a Blocked Account, and (z) delivers to the Agent, within forty-five (45) days from the date hereof, the landlord waivers and warehouse documents called for in paragraphs p and q, respectively, above; provided, that any failure by the Company to comply with paragraphs b, p,
       --------
and q within the time frames set forth in x, y, or z, above shall constitute an Event of Default.

SECTION 3.     Revolving Loans
               ---------------

          3.1. The Lenders, acting through the Agent, agree, subject to the terms and conditions of this Financing Agreement from time to time, and within
x) the Availability and y) the Line of Credit, but subject to the Agent's and the Lenders' (acting through the Agent) right to make "Overadvances", to make
                                                       ------------
loans and advances to the Company on a revolving basis, and subject to the limitations set forth herein, the Company may borrow, repay and re-borrow Revolving Loans. Such loans and advances shall be in amounts up to the Applicable Percentage at any time in effect of the aggregate value of the Company's Eligible Inventory. The value of Eligible Inventory shall be determined at cost, by the cost inventory method, using a valuation on a first in, first out basis in accordance with GAAP excluding capitalized buying, in-bound freight, handling and distribution costs, as reflected on the Company's books and records. The orderly liquidation value of Inventory shall be determined by physical appraisal by an appraisal firm reasonably acceptable to the Agent, no more frequently than annually so long as no Event of Default has occurred and is continuing, and as frequently as deemed necessary by the Agent following the occurrence and during the continuation of an Event of Default. All requests for loans and advances (other than LIBOR Loans) must be received by an officer of the Agent no later than 2:00 p.m. New York time on the Business Day on which such loans and advances are required. Should the Agent for any reason honor requests for advances in excess of the limitations set forth herein, such advances shall be considered "Overadvances" and shall be made in the Agent's sole discretion, subject to any additional terms the Agent deems necessary.

          3.2. In furtherance of the continuing collateral assignment and security interest in the Company's Accounts and Inventory, the Company shall deliver to the Agent not later than (1) upon the Agent's reasonable request, aging of the Company's Trade Accounts Receivable in such form and manner as the Agent may reasonably require but consistent with the current practices of the Company; and (2) sixteen (16) days after the end of each month, a monthly inventory confirmation statement stating the aggregate amount of Eligible Inventory of the Company. With respect to all such reports, the Company will provide to the Agent such additional information and material as the Agent may reasonably request to effectively evaluate the Trade Accounts Receivable and the collectability thereof and the mix of the Inventory and such other information as the Agent may reasonably require to evaluate the Company's Trade Accounts Receivable and Inventory, such as returns, claims, credits, allowances and information identifying and describing the Trade Accounts Receivable. Failure to provide the Agent with the foregoing information will in no way effect, diminish, modify, or limit the security interest granted herein. Such reports are to be executed by a responsible officer of the Company.

          3.3. The Company hereby represents and warrants that: (a) sales of Inventory are, and shall be, based upon actual and bona fide sales and deliveries of Inventory (x) in the ordinary course of the Company's business,
(y) in connection with the liquidation of an immaterial portion of the Inventory or (z) after the occurrence of a casualty loss, bulk sales of salvageable Inventory, and that, in any instance, the Inventory being sold and the proceeds thereof are the exclusive property of the Company and are not and shall not be subject to any lien, charge, arrangement, encumbrance, security interest, or financing statement whatsoever other than the Permitted Encumbrances, provided, however, that the Company may make charitable transfers of Inventory in an amount not to exceed $1,000,000 in any fiscal year; (b) invoices representing Trade Accounts Receivable or credit card receipts evidencing credit card sales are in the name of the Company and except for disputes, offsets, defenses, counterclaims, contras, returns or credits, all arising in the normal course of the Company's business or except as may be promptly disclosed to the Agent, the purchasers of such Inventory owe and are obligated to pay the amount stated in the invoices or credit card receipts; and (c) except for the Permitted Encumbrances, any and all taxes and fees relating to its business are the Company's sole responsibility and that same will be paid when due (except as otherwise provided in this Financing Agreement), and that none of said taxes or fees represent a lien on or claim against the proceeds of any sale of Inventory. The Company agrees to issue credit memoranda promptly. The Company also warrants and represents that it is a duly and validly existing corporation and is qualified to transact business in all states where the failure to so qualify would have a material adverse effect on the business of the Company or the ability of such Company to enforce collection of Trade Accounts Receivable due from Persons residing in that state.

          3.4. During the term of this Financing Agreement, the Company may and will, at its expense, consistent with the Company's existing business practices, enforce, collect and receive all amounts owing on the Accounts. Except for the Retained Cash, all Collections must be deposited promptly to the Depository Accounts, and, and except as otherwise provided in the last sentence of Section 2 of this Financing Agreement, promptly thereafter and therefrom, to
   ---------
a Blocked Account. Except as otherwise provided in the last sentence of Section
                                                                        -------
2 of this
-

Financing Agreement, the Company shall require that all amounts due under credit card sales be remitted by the credit card companies to a Blocked Account. The Company agrees that it will only direct the flow of funds from the Depository Accounts and the credit card remitters to the Blocked Accounts once the Blocked Accounts have been established. The institutions holding such Blocked Accounts will be instructed that when it is satisfied that such funds on deposit are "good funds", such institution will remit such "good funds" to the Company's operating account. Notwithstanding anything herein contained to the contrary, if
x) there is then an Event of Default or y) the Company has no Availability for three (3) consecutive Business Days, then the Agent, acting on behalf of the Lenders, may advise the banks holding the Blocked Accounts to remit all Collections to the Agent for the account of the Lenders. The Agent will immediately rescind these instructions a) upon the waiver of the Event of Default and b) when the Company has Availability of greater than zero ($0). All amounts received by the Agent for the account of the Lenders will be credited to the Obligations upon the Agent's receipt of "good funds" at its bank account in New York, New York on the Business Day of receipt if received no later than 2 p.m. New York time or on the next succeeding Business Day if received after 2 p.m. New York time. No checks, drafts or other instruments received by the Agent will constitute final payment unless and until such instruments have actually been collected. If the loan account reflects a zero Revolving Loan balance and there is then no Event of Default, then the Agent shall promptly remit to the operating account of the Company any credit balances in the loan account.

          3.5. The Agent shall maintain a separate account on its books in the Company's name in which the Company will be charged with loans and advances, payments by the Agent under the Letter of Credit Guaranty, made to the Company or for its account, and with any other Obligations, including any and all costs, expenses and reasonable attorney's fees which the Agent may incur in connection with the exercise of any of the rights or powers herein conferred or in the prosecution or defense of any action or proceeding to enforce or protect any rights of the Agent or of any Lender in connection with this Financing Agreement or the Collateral assigned hereunder, or any Obligations owing by the Company. The Company will be credited with all amounts received by the Agent from the Company or from others for the Company's account, including, as above set forth, all amounts received by the Agent in payment of Accounts or other Collections and such amounts will be applied to payment of the Obligations. In no event shall prior recourse to any Accounts or other security granted to or by the Company be a prerequisite to the Agent's right to demand payment of any Obligation. Further, it is understood that neither the Agent nor any Lender shall have any obligation whatsoever to perform in any respect any of the Company's contracts or obligations relating to Accounts.

          3.6. After the end of each month, the Agent, on its own behalf and/or acting on behalf of the Lenders, shall promptly send the Company a statement showing the accounting for the charges, loans, advances, payments by the Agent under its Letter of Credit Guaranty, and other transactions occurring between the Agent, on its own behalf, and/or acting on behalf of the Lenders, and the Company during that month. The monthly statement shall be deemed correct and binding upon the Company and shall constitute an account stated between the Company, the Agent, and the Lenders unless the Agent receives a written statement of the exceptions within thirty (30) days of the date of the monthly statement.

          3.7. Prior to the date hereof, certain of the Lenders made "Revolving Loans" (as such term is defined in the Original Loan Agreement; such loans are hereinafter referred to as the "Original Revolving Loans") to Gart and
                                          ------------------------
Sportmart from time to time. As of June 6, 2001, the aggregate outstanding principal balance of such Original Revolving Credit Loans was $116,000,000. Upon the terms and subject to the conditions of this Financing Agreement, such outstanding Original Revolving Loans shall constitute Revolving Loans under this Financing Agreement from and after the date hereof as fully as if such outstanding Original Revolving Loans had been made under this Financing Agreement, each Lender shall have an interest in such Revolving Loans equal to such Lender's pro rata portion of the Line of Credit set forth in this Agreement (regardless of such Lender's pro rata portion of the Original Revolving Loans), and shall henceforth be governed by the terms and conditions of this Financing Agreement in all respects.

SECTION 4.     Letters of Credit
               -----------------

          In order to assist the Company in establishing or opening (i) documentary Letters of Credit with an Issuing Bank to cover the purchase and importation of inventory and (ii) standby Letters of Credit with an Issuing Bank to cover such other matters as the Company may so decide, other than for the purchase of Inventory or to secure present or future Trade Accounts Payable, the Company has requested the Agent, acting on behalf of the Lenders, to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters of Credit and any drafts or acceptances thereunder through the issuance of the Letters of Credit Guaranty, thereby lending the Lenders' credit to the Company and the Lenders, acting through the Agent, have agreed to do so. These arrangements shall be handled by the Agent, acting on behalf of the Lenders, subject to the terms and conditions set forth below.

          4.1. Within the Line of Credit, the Lenders, acting through the Agent, shall assist the Company in obtaining such Letters of Credit in an amount not to exceed $25,000,000 in the aggregate outstanding at any one time. The Agent's assistance with respect to Letters of Credit for amounts in excess of the limitations set forth herein shall at all times and in all respects be in the Agent's sole discretion. Notwithstanding anything herein to the contrary, upon the occurrence of a Default and/or an Event of Default, the Agent's assistance with respect to any Letters of Credit shall be in the Agent's sole discretion unless such Event of Default is waived by the Agent in writing, or such Default is cured to the Agent's satisfaction in the exercise of its reasonable business judgment during any applicable grace period.

          4.2. The Agent, acting on behalf of the Lenders, shall have the right, without notice to the Company, to charge the loan account with the amount of any and all indebtedness, liability or obligation of any kind paid or incurred by the Agent under the Letters of Credit Guaranty at the earlier of: a) payment by the Agent under the Letters of Credit Guaranty, or b) termination of this Financing Agreement. Any amount so charged to the loan account shall be charged against any credit balances then in the loan account, and if there are then insufficient credit balances then to the extent of such insufficiency such amount shall be deemed a Revolving Loan hereunder and shall incur interest at the rate provided for in Section 7.1 of this Financing Agreement.
                         -----------

          4.3. The Company unconditionally indemnifies the Agent and each Lender and holds the Agent and each Lender harmless from any and all loss, claim or liability incurred by the Agent and/or any Lender arising from any transactions or occurrences relating to Letters of Credit established or opened for the Company's account, the collateral relating thereto and any drafts or acceptances thereunder, and all Obligations thereunder, including any such loss or claim due to any errors or actions taken by, or any omissions, negligence or misconduct of, any Issuing Bank, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the Agent and/or any Lender. The Company's unconditional obligation to the Agent and each Lender hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of the gross negligence or willful misconduct of the Agent and/or any Lender. The Company agrees that any charges of the Issuing Bank incurred by the Agent or any Lender for the Company's account shall be conclusive on the Agent, the Lenders, and the Company and shall be charged to the loan account.

          4.4. In connection with any Letter of Credit, neither the Agent nor any Lender shall be responsible for: the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, other than as a result of the gross negligence or willful misconduct of the Agent and/or any Lender; the time, place, manner or order in which shipment is made; partial or incomplete shipment, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; any deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with any Inventory which is the subject of any Letter of Credit or the shipping thereof; or any breach of contract between the shipper or vendors and the Company. Furthermore, without being limited by the foregoing, neither the Agent nor any Lender shall be responsible for any act or omission with respect to or in connection with any Inventory which is the subject of any Letter of Credit, except to the extent that such act or omission is the result of the gross negligence or willful misconduct of the Agent and/or any Lender.

          4.5. In connection with any Letter of Credit, the Company agrees that any action taken by the Agent, if taken in good faith, or any action taken by any Issuing Bank, under or in connection with the Letters of Credit, the guarantees, the drafts or acceptances, or the Collateral, shall, as between the Company and the Agent, be binding on the Company and shall not put the Agent or any Lender in any resulting liability to the Company other than as a result of the gross negligence or willful misconduct of the Agent or such Lender. After the occurrence of an Event of Default which is not waived, the Agent shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all steamship or airways guaranties (and applications therefor), indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances; all in the Agent's sole name, and the Issuing Bank shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from the Agent, all without any notice to or any consent from the Company, provided, however, that the Agent shall give the Company notice of the acceptance or rejection of any goods.

          4.6. In connection with any Letter of Credit, without the Agent's express consent and, where applicable, endorsement in writing, the Company agrees: (a) not to (i) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; (ii) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or (iii) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the Letters of Credit, applications, drafts or acceptances; and (b) after the occurrence of an Event of Default which is not waived by the Agent, not to (i) clear and resolve any questions of non-compliance of documents, or (ii) give any instructions as to acceptance or rejection of any documents or goods.

          4.7. In connection with any Letter of Credit, the Company agrees that any necessary import, export or other licenses or certificates for the import or handling of the Inventory will have been promptly procured, and all foreign and domestic governmental laws and regulations in regard to the shipment and importation of the Inventory, or the financing thereof will have been promptly and fully complied with, except to the extent that any such non-procurement or non-compliance will not have a material adverse effect on such Inventory; and any certificates in that regard that the Agent, on behalf of the Lenders, may at any time reasonably request will be promptly furnished. In this connection, the Company warrants and represents that all shipments made under any of the Letters of Credit are in accordance with the laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations, except to the extent that any failure to so comply will not have a material adverse effect on such shipments. The Company assumes all risk, liability and responsibility for, and agrees to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. Any embargo, restriction, laws, customs or regulations of any country, state, province, city, or other political subdivision, where the Inventory is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely the Company's risk, liability and responsibility.

          4.8. Upon any payments made to the Issuing Bank under the Letter of Credit Guaranty, the Agent, for the benefit of the Lenders, shall acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Company to the Issuing Bank in any application for Letters of Credit, any standing agreement relating to Letters of Credit or otherwise, all of which shall be deemed to have been granted to the Agent for the benefit of the Lenders and apply in all respects to the Agent and the Lenders and shall be in addition to any rights, remedies, duties or obligations contained herein.

          4.9.   Nothing in this Section 4 of the Financing Agreement is
                                 ---------
intended to relieve any Issuing Bank from any liability to any Person.

          4.10. The letters of credit set forth under the caption "Outstanding Letters of Credit" on Schedule 4.7 annexed hereto and made a part hereof were
                      ------------
issued pursuant to the Original Loan Agreement and will remain outstanding as of the date hereof (the "Outstanding Letters of Credit"). The Company, the Agent
                      -----------------------------
and each of Lenders hereby agree with respect to
the Outstanding Letters of Credit that such Outstanding Letters of Credit, for all purposes under this Financing Agreement shall be deemed to be Letters of Credit governed by the terms and conditions of this Financing Agreement. Each Lender agrees to participate in each Outstanding Letter of Credit issued by any Issuing Bank as provided in this Section 4 according to its pro rata portion of
                                 ---------
the Line of Credit.


SECTION 5.       Collateral
                 ----------

          5.1. As security for the prompt payment in full of all loans and advances made and to be made to the Company from time to time by the Agent on behalf of the Lenders pursuant hereto, as well as to secure the payment in full of the other Obligations, the Company hereby pledges and grants to the Agent for the benefit of the Lenders a continuing general lien upon and security interest in all of the Personal Property Collateral including its:

                 (a)   present and hereafter acquired Inventory;

                 (b)   present and future Accounts;

                 (c)   present and future Documents of Title;

                 (d)   present and future Equipment constituting Collateral;

                 (e)   present and future General Intangibles;

                 (f) present and future books and records relating to any of the Collateral (except that such books and records shall not include any Equipment not owned by the Company or in which another Person has a Permitted Encumbrance with priority over what would be that of the Agent, the terms of which other Permitted Encumbrance would be violated by the attachment of the Agent's security interest therein); and

                 (g) present and future proceeds of any of the Personal Property Collateral, including insurance proceeds and supporting obligations of any and all of the foregoing and proceeds of proceeds.

          5.2. The security interests granted hereunder shall extend and attach to:

                 (a) All Personal Property Collateral which is presently in existence and which is owned by the Company or in which the Company has any interest (but only to the extent of such interest), whether held by the Company or others for its account;

                 (b) All Inventory and any portion thereof which may be returned, rejected, reclaimed or repossessed by either the Agent or the Company from any of the Company's customers.

          5.3. The Company agrees to take reasonable steps, consistent with current business practices, to safeguard, protect and hold all Inventory and make no disposition thereof except in the manner or for the purpose described in
Section 3.3 of this Financing Agreement. Inventory may be sold and shipped by
-----------
the Company to its customers in the ordinary course of the

Company's business, and the Company will collect all proceeds of such sales, consistent with its business practices in existence on the date of execution of this Financing Agreement, provided, however, that all proceeds of all such sales
                          --------  -------
(including cash, checks and instruments for the payment of money), other than the Retained Cash, are promptly deposited in accordance with Section 3.4 of this
                                                             -----------
Financing Agreement. Upon the sale, exchange, or other disposition of Inventory, as herein provided, the security interest in the Inventory provided for herein shall, without break in continuity and without further formality or act, continue in, and attach to, the proceeds, including any instruments for the payment of money, accounts receivable, contract rights, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition. As to any such sale, exchange or other disposition, the Agent on behalf of the Lenders shall have a security interest in all of the rights of the Company as an unpaid seller, including stoppage in transit, replevin, rescission and reclamation.

          5.4. The rights and security interests granted to the Agent for the benefit of the Lenders hereunder are to continue in full force and effect, notwithstanding the termination of this Financing Agreement or the fact that the loan account on the books of the Agent may from time to time be temporarily in a credit position, until the satisfaction in full of all Obligations and the termination of this Financing Agreement. Any delay or omission by the Agent to exercise any right hereunder, shall not be deemed a waiver thereof, or be deemed a waiver of any other right, unless such waiver shall be in writing and signed by the Agent. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. Upon satisfaction in full of all Obligations and the termination of this Financing Agreement, the Agent will take, at the Company's request and expense, all actions and do all things reasonably necessary to release the rights and security interests in the Collateral, and upon any partial release of Collateral, the Agent will take, at the Company's request and expense, all actions and do all things reasonably necessary to release the rights and security interests in the Collateral that is the subject of such partial release.

          5.5. To the extent that the Obligations are now or hereafter secured by any assets or property other than the Personal Property Collateral or by the guarantee, endorsement, assets or property of any other person, then the Agent shall have the right in its sole discretion to determine which rights, security, liens, security interests or remedies the Agent shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them, or any of the Agent's or any Lender's rights hereunder.

          5.6. Any reserves or credit balances in the loan account and any other property or assets of the Company in the possession of the Agent may be held by the Agent as security for any Obligations and applied in whole or partial satisfaction of such Obligations when due. The liens and security interests granted herein and any other lien or security interest the Agent may have in any other assets of the Company, shall secure payment and performance of all now existing and future Obligations.

          5.7. The Company shall execute and deliver to Agent concurrently with the execution of this Agreement, and the Company hereby authorizes the Agent to file (with or without the Company's signature), at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to the Agent, and take all other action, as Agent may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of the Agent in the Personal Property Collateral and to accomplish the purposes of this Financing Agreement. The Company will cooperate with the Agent in obtaining control (as defined in the UCC) of Personal Property Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper. The Company will join with the Agent in notifying any third party who has possession of any Personal Property Collateral of the Agent's security interest therein and obtaining an acknowledgment from the third party that is holding the Personal Property Collateral for the benefit of the Agent. The Company will not create any chattel paper without placing a legend on the chattel paper acceptable to the Agent indicating that the Agent has a security interest in the chattel paper.

          5.8. Upon the (i) sale of any Equipment or Real Estate Collateral, or (ii) the sale leaseback or other financing of any Equipment or Real Estate Collateral through a transaction in which the Indebtedness incurred by the Company in connection with such sale leaseback or other financing would constitute a Purchase Money Obligation, Agent agrees, provided that any such sale or sale leaseback or other financing is otherwise permitted by this Financing Agreement, to release any security interest or lien it may have in the Equipment or Real Estate which is the subject of the sale or sale leaseback or other financing (which release to include the release of all assets comprising real property directly-related to any Real Estate Collateral which is the subject of the sale or sale-leaseback or mortgage financing and which real property would customarily be the subject of any mortgage lien securing Purchase Money Obligations, such as future rents, fixtures and proceeds which may be received on any future sale or other disposition of the Real Estate which is the subject of such sale leaseback or mortgage financing), and, at the expense of the Company, file or record, or deliver to the Company for filing or recordation, such termination statements, amendments to financing statements, reconveyances, mortgage releases, or such other instruments or documents as the Person acquiring the Equipment or Real Estate Collateral or providing the sale leaseback or mortgage financing may reasonably require. All net Collections received by the Company from the (i) sale of any Equipment or Real Estate Collateral, or (ii) the sale leaseback or other financing of any Equipment or Real Estate Collateral shall be immediately deposited by the Company to Depository Accounts as provided in Section 5.4 hereof.
                                   -----------

SECTION 6.       Representations, Warranties and Covenants
                 -----------------------------------------

          6.1. Each of Gart, Sportmart and Oshman's hereby warrants and represents that: (i) the fair value of its assets exceeds the book value of its liabilities; (ii) it is generally able to pay its debts as they become due and payable; and (iii) it does not have unreasonably small capital to carry on its business as it is currently conducted absent extraordinary and unforeseen circumstances. Sportmart further warrants that its wholly-owned subsidiary, Sportdepot, has no assets other that that certain real property located at 10133-34 Avenue, Edmonton, Alberta, Canada, and has no liabilities other than taxes and utilities related to such real property. The Company further warrants and represents that except for the Permitted Encumbrances and liens of which the Agent is aware on the date hereof, each of the security interests granted herein or in any Mortgage constitute and shall at all times constitute the first and only liens on the Collateral.

Further, that except for the Permitted Encumbrances, the Company is or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a security interest therein, free and clear of any and all claims or liens in favor of others, that the Company will, at its expense, defend the same from any and all claims and demands (other than the Permitted Encumbrances) of any other Person.

     6.2. The Company agrees to maintain accurate books and records pertaining to the Collateral. Prior to the occurrence of an Event of Default, the Agent or its agents may, from time to time (but no more than once per fiscal quarter of the Company) upon reasonable notice, enter upon the Company's premises at any time during normal business hours, or at such other times as the Agent and the Company may agree upon, for the purpose of inspecting the Collateral and any and all records pertaining thereto, all at the Agent's expense. During the continuance of an Event of Default, the Agent or its agents may, at the Company's expense, enter the Company's premises, upon reasonable notice and during normal business hours, and as often as it deems reasonably necessary, to inspect the Collateral and the books and records of the Company. Each of Gart, Sportmart and Oshman's agrees to afford the Agent prompt written notice of any change in the location of any Personal Property Collateral outside of the ordinary course of the Company's business, other than to locations that are known to the Agent and at which the Agent has filed financing statements and otherwise fully perfected its liens thereon. The Company also agrees to advise the Agent promptly, in sufficient detail, of any materially adverse change (other than seasonal changes) relating to the type, quantity or quality of the Personal Property Collateral or on the security interests granted to the Agent for the benefit of the Lenders therein.

     6.3. The Company agrees to comply with the requirements of all state and federal laws in order to grant to the Agent for the benefit of the Lenders valid and perfected first security interests or liens in the Collateral, subject only to the Permitted Encumbrances. The Agent is hereby authorized by the Company, to the extent permitted by applicable law, to file any financing statements covering the Personal Property Collateral whether or not the Company's signature appears thereon. The Company agrees to do whatever the Agent may reasonably request, from time to time, by way of: filing notices of liens, financing statements, mortgages, deeds of trust, amendments, renewals and continuations thereof; cooperating with the Agent's employees and agents; keeping Inventory stock records; transferring proceeds of Collateral to the Agent's possession in accordance with the terms of this Financing Agreement; and performing such further acts as the Agent on behalf of the Lenders may reasonably require in order to effect the purposes of this Financing Agreement.

     6.4. The Company agrees to maintain insurance under such policies of insurance, with such insurance companies, in such reasonable amounts and covering such insurable risks on (i) Inventory , as is reasonably acceptable to the Agent and ii) Real Estate and Equipment, on terms no less favorable than the insurance coverage in place as of the date hereof (other than with respect to the limits of such coverage). All policies covering the Inventory are, subject to the rights of any holders of Permitted Encumbrances holding claims senior to the Agent, to be made payable to the Agent on behalf of the Lenders under a standard non-contributory "mortgagee", "lender" or "secured party" clause and are to contain such other provisions as the Agent may reasonably require to fully protect by insurance the Agent's interest in the Inventory and to any payments to be made under such policies with respect to the

Inventory. Except as otherwise provided in the last paragraph of Section 2 of
                                                                 ---------
this Financing Agreement, all original policies or true copies thereof are to be delivered to the Agent, with all premiums current with the loss payable endorsement in the Agent's favor, and shall provide for not less than thirty
(30) days prior written notice to the Agent of the exercise of any right of cancellation. If the Company fails to maintain such insurance, the Agent may arrange for such insurance, but at the Company's expense and without any responsibility on the Agent's or any Lender's part for: obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence of an Event of Default which is not waived, the Agent shall, subject to the rights of any holders of Permitted Encumbrances holding claims senior to the Agent, have the sole right, in the name of the Agent or the Company, to file claims under any insurance policies with respect to the Inventory, to receive, receipt and give acquittance for any payments that may be payable thereunder with respect to the Inventory, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims with respect to the Inventory under any such insurance policies. In the event of any loss or damage by fire or other casualty, insurance proceeds relating to Collateral shall be deposited in the Depository Accounts in accordance with Section 3.4 of this Financing Agreement.
                            -----------

     6.5. The Company agrees to pay, when due, all local, domestic and foreign (as applicable) taxes, assessments, claims and other charges (herein "taxes") lawfully levied or assessed upon the Company or the Collateral, provided, however, that such taxes need not be paid on or before the date fixed for payment thereof if: (i) such taxes are being diligently contested by the Company in good faith and by appropriate proceedings; (ii) the Company establishes such reserves as may be required by GAAP; (iii) such taxes are not secured by a filed lien which is senior to the liens of the Agent on the Collateral; and (iv) such taxes secured by a filed lien are not due the United States of America. To prevent the imminent foreclosure of any tax liens (whether such liens are senior or junior to the liens of the Agent) or in the event the Agent on behalf of the Lenders is exercising its remedies as a secured creditor on Collateral, then the Agent may, on the Company's behalf, pay any taxes then due and secured by a lien on the Collateral and the amount thereof shall be an Obligation secured hereby.

     6.6.   Subject to the provisions of Section 6.5 above the Company:  (a)
                                         -----------
agrees to comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official, including, but not limited to, the Fair Labor Standards Act, as set forth in Section 201 through
Section 219 of Title 29 of the United States Code, which the failure to comply with would have a materially adverse impact on the Collateral, or on the operation of the business of the Company; provided that the Company may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not materially adversely affect the Agent's liens or priority in the Collateral; and (b) agrees to comply with all environmental statutes, acts, rules, regulations or orders as presently existing or as adopted or amended in the future, applicable to the ownership and/or use of its Real Estate and operation of its business, which the failure to comply with would have a materially adverse impact on any material part of the Collateral, or on the operation of the business of the Company. The Company hereby indemnifies the Agent and each Lender and agrees to defend and hold the Agent and each Lender harmless from and against any and all loss, damage, claim, liability, injury or expense which the Agent and each Lender may sustain or incur in connection with: any claim or expense asserted against the Agent or any Lender as a result of any environmental pollution, hazardous material or environmental clean-up of the Company's Real Estate, or any claim or expense which results from the Company's operations (including, but not limited to, the Company's off-site disposal practices). The Company further agrees that this indemnification as to environmental liability shall survive for two (2) years from the date of termination of this Financing Agreement and the payment of all Obligations or amounts payable hereunder. The Company shall not be deemed to have breached any provision of this Section 6.6 if (i) the failure to comply with the requirements
                  -----------
of this Section 6.6 resulted from good faith error or innocent omission, (ii)
        -----------
the Company promptly commences and diligently pursues a cure of such breach and such cure is eventually, within a reasonable time frame based upon the circumstances and the amount of work required, completed and (iii) such failure has not resulted in a materially adverse effect on any material portion of the Collateral or the business, financial condition or operations of the Company.

     6.7. Until termination of this Financing Agreement and satisfaction in full of all Obligations due hereunder, the Company agrees that, unless the Agent shall have otherwise consented in writing, the Company will furnish, or cause to be furnished, to the Agent, not later than: (a) ninety (90) days after the end of each fiscal year of the Company, an audited Consolidated Balance Sheet as at the close of such year and consolidated statements of operations, cash flows, shareholders' equity and reconciliation of surplus of the Parent, the Company and their Subsidiaries for such year, audited by independent public accountants selected by the Company and satisfactory to the Agent, (the Agent hereby agrees that Deloitte & Touche is satisfactory to the Agent); (b) forty-five (45) days after the end of each month, other than a month that constitutes a fiscal year end (and except with respect to the first fiscal month of each fiscal year of the Company, with respect to which the applicable period for delivery shall be sixty days (60) rather than forty-five (45) days), a Consolidated Balance Sheet as at the end of such period and consolidated statements of operations and cash flows of the Parent, the Company and their Subsidiaries for such period, certified by an authorized financial or accounting officer of the Company; (c) sixty (60) days after the end of each fiscal year of the Company, annual cash flow projections in form satisfactory to the Agent, and (d) a reasonable time after request, such further information regarding the business affairs and financial condition of the Company as the Agent may reasonably request. Each financial statement required to be submitted under clauses a and b above must be accompanied by an Officer's Certificate, signed by the President, Vice President, Controller, or Treasurer, of the Company pursuant to which such officer must certify that: (i) the financial statement(s) fairly and accurately represent(s) the financial condition of Parent, the Company and their Subsidiaries, at the end of the particular accounting period, as well as the operating results of Parent, the Company and their Subsidiaries, during such accounting period, subject to year-end audit adjustments; (ii) during the particular accounting period: (x) there has been no Default or Event of Default under this Financing Agreement, provided, however, that if any such officer has knowledge that any such Default or Event of Default has occurred during such period, the existence of and a detailed description of same shall be set forth in such Officer's Certificate; and (y) a senior officer of the Company has not received any notice of cancellation with respect to its property insurance policies or certifying as to replacement policies therefor; (iii) the exhibits attached to such monthly and annual financial statement(s) constitute detailed calculations showing compliance with all financial covenants applicable for such period, if any, contained in this Financing Agreement; (iv) as of the last day of the particular accounting period, the Company is current with respect to the payment of all sales taxes due by the Company to any state taxing authorities except to the extent specifically noted to the contrary on a schedule attached to such Officer's Certificate; and (v) as of the last day of the particular accounting period, the Company is current with respect to the payment of all rent due to landlords of the Company except to the extent specifically noted to the contrary on a schedule attached to such Officer's Certificate. Notwithstanding anything in this Financing Agreement to the contrary, should the Parent purchase the assets of, or capital stock of, a Person, or create or incorporate another Person of which it owns a majority of such Person's capital stock, then the references to Consolidated Balance Sheet shall mean the Consolidated Balance Sheet of the Company and its Subsidiaries only and all references to Parent and its Subsidiaries shall, without further action, be immediately deleted from this Section 6.7.
                                         -----------

     6.8. (a) The Company and its Subsidiaries, on a consolidated basis, shall at all times maintain a Tangible Net Worth of not less than: (i) $45,000,000 from June 7, 2001 until the day preceding the fiscal year end January 2002; (ii) $55,000,000 from the fiscal year end January 2002 until the day preceding the fiscal year end January 2003; (iii) $70,000,000 from the fiscal year end January 2003 until the day preceding the fiscal year end January 2004; (iv) $85,000,000 from the fiscal year end January 2004 until the day preceding the fiscal year end January 2005; and (v) an amount equal to the preceding fiscal period plus $15,000,000 for each fiscal year thereafter.

          (b) The Company and its Subsidiaries, on a consolidated basis, shall at all times maintain as of the last day of any fiscal quarter of the Company, a ratio of (i) EBITDA for the four fiscal quarter period ending on such date to
(ii) Interest Expense as of the end of any fiscal quarter of the Company, measured for the four fiscal quarter period then ending, of not less than (A) 3.0:1.0 for each fiscal quarter end, beginning with the fiscal quarter ending near July 31, 2001 and until the fiscal quarter ending near July 31, 2002; or
(B) 3.5:1.0 thereafter. For the first three fiscal quarters ending after the date of this Financing Agreement, the foregoing calculations shall be made on the basis of the pro forma combined results of the Company.

     6.9. Until termination of this Financing Agreement and satisfaction of all Obligations due hereunder, the Company agrees that, without the prior written consent of the Agent, except as otherwise herein provided, the Company will not:

          (a) Incur, create, assume or permit any lien, charge, security interest, encumbrance or judgment, (whether as a result of a purchase money or title retention transaction, or other security interest, or otherwise) to exist on any of its assets whether real, personal or mixed, whether now owned or hereafter acquired, except for the Permitted Encumbrances, provided, however,
                                                           --------  -------
that nothing in this subparagraph A shall prohibit the Company from mortgaging, assigning, pledging, transferring or otherwise permitting any lien to exist on any of the Margin Stock;

          (b) Incur or create any Indebtedness other than the Permitted Indebtedness;

          (c) Except for Permitted Indebtedness, borrow any money on the security of the Collateral from sources other than the Agent acting on behalf of the Lenders;

        (d) Sell, lease, assign, transfer or otherwise dispose of (i) Collateral, except as otherwise specifically permitted by this Financing Agreement, and provided that any Borrower may transfer Personal Property Collateral to any other Borrower, or (ii) either all or substantially all of the other assets of the Company, provided, however, that the Agent agrees, as to
                             --------  -------
this clause ii, that it shall not unreasonably withhold its consent to any such sale, lease, assignment, transfer, or other disposition, provided, further, that
                                                         --------  -------
nothing in this subparagraph d shall prohibit the Company from selling, transferring or disposing of the Margin Stock;

        (e) Merge, consolidate or otherwise alter or modify its corporate name, principal place of business, structure or existence, or enter into or engage in any operation or activity materially different from that presently being conducted by the Company or otherwise related to the retail sporting goods industry, provided, however, that on fifteen (15) days prior notice to the
          --------  -------
Agent, any of Gart, Sportmart or Oshman's Parent may, without obtaining the consent of the Agent or any Lender (i) merge or liquidate any one or more of its Subsidiaries into any Borrower provided a Borrower is the survivor of any such merger, (ii) merge or liquidate any Subsidiary Guarantor into any other Subsidiary Guarantor or into any Borrower, so long as a Subsidiary Guarantor or Borrower is the surviving corporation, and (ii) alter or modify its corporate name or principal place of business;

        (f) Assume, guarantee, endorse, or otherwise become liable upon the obligations of any person, firm, entity or corporation, other than (i) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) pursuant to obligations in effect on the date hereof, (iii) in connection with subleases pursuant to which the Company is the sub-lessor, (iv) in connection with the MLTC Documents, (v) home relocation loans to or on behalf of employees, (vi) in the ordinary course of the Company's business or for purposes deemed reasonable by the Company provided such obligations under this clause vi shall not exceed $8,000,000 in the aggregate at any one time, or (vii) assumptions, guarantees, endorsements, or other incurrences of liability by any Borrower with respect to obligations
(A) of any other Borrower, or (B) of any Subsidiary Guarantor provided such obligations under this clause vii B shall not exceed $5,000,000 in the aggregate at any one time.

        (g) Declare or pay any dividend of any kind on, or purchase, acquire, redeem or retire, any of its capital stock or equity interest of any class whatsoever, whether now or hereafter outstanding, except (i) that any Subsidiary may declare and pay dividends on its capital stock to any Borrower, and (ii) Gart or Oshman's may declare and pay dividends on its capital stock (A) in cash in an amount (1) sufficient to enable the Parent to purchase, acquire or redeem the capital stock owned by its employees or its retired, deceased or terminated officers, directors or shareholders which the Parent is contractually obligated to purchase, acquire or redeem, or (2) not to exceed $6,000,000 in any fiscal year, provided, however, that such dividends may not be declared and paid if a
      --------  -------
Default or Event of Default is then in existence or will be in existence after giving effect to such dividends; (B) in kind; or (C) in cash in an amount sufficient to (1) enable the Parent to pay income or franchise taxes of the Company due as a result of the filing of a consolidated, combined or unitary tax return in which the operations of the Company are included; or (2) reimburse the Parent for out-of-pocket expenses incurred by the Parent for the joint or several benefit of the Parent and the Company, and fees and expenses of its directors for attending the Board of Directors' meeting;

     (h)    Except as expressly permitted by Section 6.11, make any advance or
                                             ------------
loan to, or any investment in, any Person, except for (i) advances, loans or investments in existence on the date of execution of this Financing Agreement;
(ii) Permitted Investments; (iii) loans and advances to employees in the ordinary course of business for travel, entertainment and home relocation; (iv) loans and advances to employees to enable employees to purchase the capital stock of Parent provided such loans and advances do not exceed $6,000,000 in the aggregate at any one time, provided, however, that such $6,000,000 limitation shall not be applicable if the cash proceeds of such stock purchases are immediately reinvested by the Parent in the capital stock of the Company or are immediately used to repay indebtedness of Parent to the Company; (v) advances or loans to, or investments in, joint ventures or Subsidiaries of the Company, provided, however, that if such loans or advances are not being used to acquire,
--------  -------
directly or indirectly, assets for the benefit of the Company, such loans, advances or investments may not exceed $4,000,000 in the aggregate at any one time; (vi) advances or loans between or among the Borrowers; (vii) investments between or among the Borrowers; (viii) other loans, advances and investments to, or with the Parent, provided same do not exceed in the aggregate outstanding at any one time $10,000,000, and (ix) investments in customers and suppliers in the ordinary course of business which (A) generate Trade Accounts Receivable or (B) are accepted in settlement of disputes or in a bankruptcy, insolvency or similar proceeding involving such customer or supplier.

     6.10.  The Company agrees to advise the Agent, promptly, in writing of:
(a) all quantifiable expenditures (actual or anticipated) in excess of $1,000,000 pertaining to the Real Estate and operations in any fiscal year for
(i) environmental clean-up, (ii) environmental compliance or (iii) environmental testing and the impact of said expenses on working capital; and b) any notices the Company receives from any local, state or federal authority advising the Company of any environmental liability (real or potential) stemming from any of the Company's operations, premises, its waste disposal practices, or waste disposal sites used by the Company and to provide the Agent with copies of all such notices if so required.

     6.11. Except as otherwise specifically permitted herein, without the prior written consent of the Agent, the Company agrees that it will not enter into any transaction, including, without limitation, any purchase, sale, transfer, lease, loan or exchange of property with Parent or any Subsidiary or Affiliate other than: (i) transactions in the ordinary course of the Company's business and on terms no less favorable than the terms otherwise attainable by the Company from a Person not an Affiliate; (ii) transactions in connection with the Acquisition-Related Transactions; (iii) as otherwise permitted in this Financing Agreement, including, without limitation, Permitted Indebtedness, to the extent applicable;
(iv) reimbursement of fees and expenses to directors for the expenses incurred by such directors for attending the Company's Board of Directors' meetings; (v) all customary compensation arrangements, including participation in employee benefit plans; (vi) payment to Leonard Green & Partners of its (x) management and transaction fees and (y) out-of-pocket expenses incurred for the benefit of the Company; (vii) transfers of Personal Property Collateral between or among the Borrowers; (viii) purchases by the Company of assets leased by the Company under the MLTC Documents, (ix) employment arrangements with Marilyn Oshman and Alvin Lubetkin, (x) investments permitted by Section 6.9(h), and (xi) real
                                             --------------
property leases entered into prior to the date hereof with former or current shareholders of Sportmart or Oshman's Parent or any of their Family Members or Family Trusts.

     6.12. The Company shall conduct or cause to be conducted, not less than once in any calendar year, an actual physical count of its Inventory. Such physical inventory count shall, in part, be conducted or reviewed by an entity that is not an Affiliate of the Company and which entity shall be experienced in conducting or reviewing such a physical inventory. The Company shall, within sixty (60) days after the completion of such physical count (including full reconciliation of all exceptions noted in the physical count or review), deliver or cause to be delivered, to the Agent for each Lender a copy of the final inventory report.

     6.13. The Company shall remit any and all sales taxes when due to the appropriate sales tax authorities when any such remittances are due, provided, however, that such remittances need not be made on or before such due date if:
(i) such sales taxes are being diligently contested by the Company in good faith and by appropriate proceedings; (ii) the Company establishes such reserves as may be required by GAAP; and (iii) the failure to remit such sales taxes does not create a lien in favor of such sales tax authorities or impose upon the Agent or any Lender any obligation to segregate proceeds.

     6.14. The Company shall use its continuous best efforts to obtain as soon as possible after the date of execution hereof landlord waivers in form and substance reasonably acceptable to the Agent with respect to all (or as many as possible) of the Company's store locations and/or distribution centers or warehouses (provided that the Company shall not be required to incur additional expense to obtain such waivers (such as payment of waiver fees or increased rent to landlords) other than the Company's own transactional fees and expenses in connection with seeking, negotiating, and obtaining such waivers, and the transactional fees and expenses of the Agent and its counsel in reviewing and approving them).

     6.15. If, at any, time Inventory shall be stored in a public warehouse (other than Inventory in warehouses while such Inventory is clearing customs), the Company shall use its continuous best efforts to obtain as soon as possible and deliver, or cause to be delivered, to the Agent for the benefit of the Lenders, from each such public warehouse in which Inventory is stored, other than Inventory in warehouses while such Inventory is clearing customs, an acknowledgment, in form and substance reasonably satisfactory to the Agent, concerning the Agent's security interest for the benefit of the Lenders in such Inventory and the original negotiable warehouseman's receipts, if any, duly endorsed by the Company to the order of the Agent for the benefit of the Lenders.

     6.16. Without Agent's prior consent, Sportmart shall not permit Sportdepot to, directly or indirectly: (a) sell, transfer or assign to any Person any of Sportdepot's Stock or any of Sportdepot's assets, unless (i) Sportmart or Sportdepot, as the case may be, receives consideration in the form of cash at the time of such sale, transfer or assignment in an amount not less than the fair market value of the Stock or assets subject to such sale, transfer or assignment and (ii) the net proceeds thereof are received by or distributed to Sportmart within five (5) Business Days after the closing of such sale, transfer or assignment, (b) in the case of Sportdepot, incur any Indebtedness other than the guaranty described in clause (c) of this Section 6.16, (c) create, incur,
                                             -------------
assume, or suffer to exist any lien on any asset of Sportdepot, or on any income or profits therefrom, or assign or convey any right to receive income therefrom; provided, however, that, if Sportmart has not sold, transferred or assigned its
--------  -------
Stock in Sportdepot, and Sportdepot has not sold, transferred or assigned its real property assets, to any

Person within one year of the date of this Financing Agreement, Sportmart shall cause Sportdepot immediately to grant in favor of Agent a guaranty, in form and substance satisfactory to Agent, of the Obligations under this Financing Agreement, which guaranty shall be secured by an appropriate mortgage or security agreement, in form and substance satisfactory to Agent, granting to Agent liens on and security interests in all of Sportdepot's assets, (d) declare or pay any dividend or make any distribution on account of any Stock in Sportdepot, unless such distributions are made to Sportmart, and (e) purchase, redeem or otherwise acquire or retire for value any Stock of Sportdepot.

SECTION 7.  Interest, Fees and Expenses
            ---------------------------

     7.1. Interest on the Revolving Loans (other than Libor Loans) shall be payable monthly as of the end of each month and shall be an amount equal to the sum of the applicable Revolver Non-Libor Margin plus the Chase Manhattan Bank Rate per annum, on the average of the net balances (other than Libor Loans) owing by the Company in the Company's account at the close of each day during such month. The rates hereunder shall be calculated on a per annum basis and will be based on a 360-day year. Interest on the Revolving Loans which are Libor Loans shall be payable monthly as of the end of each month and shall be an amount equal to the sum of the applicable Revolver Libor Margin and the applicable Libor on each then outstanding Revolving Loan which is a Libor Loan, on a per annum basis, on the average of the net balances owing by the Company on such Libor Loan at the close of each day during such month. The Company may elect to use Libor as to any new or then outstanding Revolving Loans provided
(x) there is then no unwaived Event of Default (after giving effect to any cure period expressly provided for herein), and y) the Company has so advised the Agent of its election to use Libor and the Libor Period selected no later than three (3) Business Days prior to the proposed borrowing or, in the case of a Libor election with respect to a then outstanding Revolving Loan, three (3) Business Days prior to the conversion of any then outstanding Revolving Loans to Libor Loans and (z) the election and Libor shall be effective, provided, there is then no unwaived Event of Default, on the fourth Business Day following said notice. The Libor elections must be for $100,000 or whole multiples thereof.
If no such election is timely made or can be made, then the Agent shall use the Chase Manhattan Bank Rate to compute interest. In the event of any change in said Chase Manhattan Bank Rate, the rate hereunder shall change correspondingly, as of the first of the month following any change. The rates hereunder shall be calculated based on a 360-day year. The Agent shall be entitled to charge the Company's account at the rate provided for herein when due until all Obligations have been paid in full.

     7.2. In consideration of the Letter of Credit Guaranty, the Company shall pay to the Agent the Letter of Credit Guaranty Fee which shall be an amount equal to one and one quarter percent (1.25%) per annum, payable monthly, on the face amount of each outstanding Letter of Credit less the amount of any and all amounts previously drawn under such Letters of Credit.

     7.3. Any charges, fees, commissions, costs and expenses charged to the Agent for the Company's account by any Issuing Bank in connection with or arising out of Letters of Credit issued pursuant to this Financing Agreement or out of transactions relating thereto will be charged to the loan account in full when charged to or paid by the Agent and when made by any such Issuing Bank shall be conclusive on the Agent.

          7.4. The Company shall reimburse or pay the Agent, as the case may be, for: a) all Out-of-Pocket Expenses and b) any applicable Documentation Fees.

          7.5. Upon the last Business Day of each month, commencing with June 30, 2001, the Company shall pay the Agent for the account of the Lenders the Line of Credit Fee.

          7.6. As and when due and payable under the terms of the Fee Letter, Company shall pay to Agent, for the sole and separate account of the Agent, the fees set forth in the Fee Letter and, as and when due thereunder, such fees shall constitute Obligations thereunder.

          7.7.   [Intentionally Omitted].

          7.8. The Company shall pay to the Agent for the account of the Lenders such amount or amounts as shall compensate the Agent, the Lenders, or their Participants (as defined below), if any, for any loss, costs or expenses incurred by the Agent, the Lenders, or their Participants, if any (as reasonably determined by the Agent, the Lenders, or their Participants, if any), as a result of: (i) any payment or prepayment on a date other than the last day of a Libor Period for such Libor Loan, or (ii) any failure of the Company to borrow a Libor Loan on the date for such borrowing specified in the relevant notice; such compensation to include, without limitation, an amount equal to any loss or expense suffered by the Agent, the Lenders, or their Participants, if any, during the period from the date of receipt of such payment or prepayment or the date of such failure to borrow to the last day of such Libor Period if the rate of interest obtained by the Agent, the Lenders, or their Participants, if any, upon the reemployment of an amount of funds equal to the amount of such payment, prepayment or failure to borrow is less than the rate of interest applicable to such Libor Loan for such Libor Period. The determination by the Agent, the Lenders, or their Participants, if any, of the amount of any such loss or expense, when set forth in a written notice to the Company, containing the calculations thereof in reasonable detail, shall constitute prima facie evidence of the amount due from the Company.

          7.9. The Company hereby confirms and authorizes the Agent, and the Agent hereby agrees, to charge the loan account with the amount of all Obligations due hereunder as such payment becomes due. In the unlikely event the Agent is unable or unwilling to charge any such Obligation to the loan account, then the Agent shall so notify the Company in writing and the amount so requested shall be due and payable thirty (30) days after such demand.

SECTION 8.       Powers
                 ------

          Subject to the last paragraph in this Section 8, the Company hereby
                                                ---------
constitutes the Agent on behalf of the Lenders or any person or agent the Agent may reasonably designate as its attorney-in-fact, at the Company's cost and expense, to exercise all of the following powers, which being coupled with an interest, shall be irrevocable until all Obligations to the Agent and the Lenders have been satisfied and this Financing Agreement terminated:

        (a) To receive, take, endorse, sign, assign and deliver, all in the name of the Agent or the Company, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral for (i) deposit to a Blocked Account (consistent with the terms of Section 3.4 of this Financing Agreement) or (ii) after the acceleration
         -----------
by the Agent of the Obligations for application to satisfaction of the Obligations consistent with the terms of Section 9.3 hereof;
                                         -----------

        (b) To request, not more frequently than two (2) times a fiscal year, from customers indebted on Trade Accounts Receivable, in the name of the Company or the Agent's designee, information concerning the amounts owing on the Trade Accounts Receivable; provided, however, that such request may be made only if
                     --------  -------
the then aggregate balance of the Trade Accounts Receivable is in excess of $1,000,000;

        (c) To request from customers indebted on Trade Accounts Receivable at any time, in the name of the Agent, information concerning the amounts owing on the Trade Accounts Receivable;

        (d) To transmit to customers indebted on Trade Accounts Receivable notice of the Agent's interest therein and to notify customers indebted on Trade Accounts Receivable to make payment directly to the Agent for the Company's account; and

        (e) To take or bring, in the name of the Agent or the Company, all steps, actions, suits or proceedings reasonably deemed by the Agent necessary or desirable to enforce or effect collection of the Accounts.

          Notwithstanding anything hereinabove contained to the contrary, the powers set forth in (a), (c), (d) and (e) above may only be exercised after the occurrence of an Event of Default and until such time as such Event of Default is waived.

SECTION 9.  Events of Default and Remedies
            ------------------------------

     9.1. Notwithstanding anything hereinabove to the contrary, the Agent may terminate this Financing Agreement immediately upon the occurrence of any of the following (herein "Events of Default"):

        (a) cessation of business of the Company or the calling of a general meeting of the creditors of the Company for purposes of compromising the debts and obligations of the Company;

        (b) any of Gart, Sportmart or Oshman's admits in writing its inability to generally pay its debts as they mature;

        (c) the commencement by any of Gart, Sportmart or Oshman's of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law;

        (d) the commencement against any of Gart, Sportmart or Oshman's of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law provided, however, that such Default shall not be deemed an Event of Default if the proceeding, petition, case or arrangement is dismissed within thirty (30) days of the filing of, or the commencement of, such petition, case, proceeding or arrangement;

               (e) material breach by the Company of any warranty, representation (representations and warranties referred to in this subparagraph e shall be deemed made as of each (i) Reporting Date, whether or not any report is in fact given to the Agent or (ii) request for a Revolving Loan or (iii) request for the Agent's assistance in obtaining a Letter of Credit or (iv) the posting of any Obligation to the loan account) or any covenant contained herein (other than those otherwise referred to in this Section 9) or in any agreement
                                                ---------
between the Company and the Agent relating to this Financing Agreement, provided that such Default by the Company of any of the warranties, representations or covenants referred to in this clause (e) shall not be deemed to be an Event of Default unless and until such Default shall remain unwaived or unremedied to the Agent's reasonable satisfaction for a period of thirty (30) days from the date of the Agent's written notice to the Company of such breach;

               (f) breach by the Company of any warranty, representation or covenant of: (i) the first sentence of Section 3.3; or; (ii) Section 3.4 or
                                       -----------           -----------
(iii) Section 5.3; or iv) Section 6.4 (only as it relates to insurance on the
      -----------         -----------
Inventory) and Section 6.5; or v) Section 6.9 (other than sub-paragraphs b and f
               -----------        -----------
thereof) and Section 6.13;
             ------------

               (g)  breach by the Company of sub-paragraphs b or f of Section
                                                                      -------
6.9, provided that such Default by the Company shall not be deemed to be an
---
Event of Default unless and until such Default shall remain unwaived or unremedied for a period of thirty (30) days from the date of such Default;

               (h)  except as otherwise provided in Section 7.9 of this
                                                    -----------
Financing Agreement, failure of the Company to pay any of the Obligations within ten (10) days of the due date thereof;

               (i) the Company shall (i) engage in any "prohibited transaction" as defined in ERISA, (ii) have any "accumulated funding deficiency" as defined in ERISA, (iii) have any Reportable Event as defined in ERISA, (iv) terminate any Plan, as defined in ERISA or v) be engaged in any proceeding in which the Pension Benefit Guaranty Corporation shall seek appointment, or is appointed, as trustee or administrator of any Plan, as defined in ERISA, and with respect to this sub-paragraph (i) such event or condition (x) remains uncured for a period of thirty (30) days from date of occurrence and (y) could reasonably be expected to subject that Company to any tax, penalty or other liability materially adverse to the business, operations or financial condition of the Company and its Subsidiaries taken as a whole;

               (j) the holder, trustee or beneficiary of any instrument referred to in this subparagraph shall have a then current right to accelerate (whether or not such right is actually exercised) pursuant to any instrument evidencing outstanding Indebtedness of the Company in excess of $5,000,000;

               (k) the failure of the Company to deliver to the Agent within forty-five (45) days from the date hereof the loss payee endorsement required under paragraph b of Section 2 of this Financing Agreement, provided, however,
                     ---------
that such Default shall not be deemed an Event of Default if such loss payee endorsement is delivered to the Agent within thirty (30) days from the date of such Default; or

               (l) the failure of the Company to deliver within forty-five (45) days from the date hereof, executed agreements, in form and substance reasonably satisfactory to the Agent, pursuant to which the Company's Concentration Accounts become Blocked Accounts and the credit card companies have agreed to remit balances, when due, to a Blocked Account provided, however, that such Default shall not be deemed an Event of Default if such delivery occurs within fifteen (15) days from the date of such Default.

          9.2. Upon the occurrence of an Event of Default, at the option of the Agent, all loans and advances provided for in Section 3.1 of this Financing
                                              -----------
Agreement shall be made thereafter in the Agent's sole discretion unless Agent is directed, in writing, by the Required Lenders to discontinue such advances after ten (10) Business Days following Agent's knowledge of such Event of Default, and the obligation of the Agent acting for the Lenders to make Revolving Loans and/or assist the Company in obtaining Letters of Credit shall cease until such time as the Default is timely cured to Required Lenders' reasonable satisfaction or the Event of Default is waived by the Required Lenders and at the option of the Agent upon the occurrence of an Event of Default (unless waived by the Required Lenders): (i) all Obligations shall upon notice (provided, however, that no such notice is required if the Event of
        --------  -------
Default is the Event of Default listed in paragraphs (c) or (d) of Section 9.1)
                                                                   -----------
become immediately due and payable; (ii) the Agent may charge the Company the Default Rate of Interest on all then outstanding or thereafter incurred Obligations in lieu of the interest provided for in Section 7.1 of this
                                                    -----------
Financing Agreement provided a) the Agent has given the Company written notice of the Event of Default, provided, however, that no notice is required if the Event of Default is the Event of Default listed in paragraphs (c) or (d) of
Section 9.1 and b) the Company has failed to cure the Event of Default within
-----------
fifteen (15) days after x) the Agent deposited such notice in the United States mail or y) the occurrence of the Event of Default listed in paragraphs (c) or
(d) of Section 9.1; and (iii) the Agent may immediately terminate this Financing
       -----------
Agreement upon notice to the Company, provided, however, that no notice of termination is required if the Event of Default is the Event of Default listed in paragraphs (c) or (d) of Section 9.1. Notwithstanding anything herein
                            -----------
contained to the contrary, if the Required Lenders waive all Events of Default, then by written notice to the Company, the acceleration of the Obligations will be rescinded and all remedies and actions then being exercised by the Agent shall cease. The exercise of any option is not exclusive of any other option which may be exercised at any time by the Agent.

          9.3. Upon the occurrence of any Event of Default, the Agent may, to the extent permitted by law: (a) remove from any premises where same may be located copies of any and all documents, instruments, files and records, relating to the Accounts, or the Agent may use such of the Company's personnel, supplies or space at the Company's places of business or otherwise, as may be necessary to properly administer and control the Accounts or the handling of collections and realizations thereon; (b) bring suit, in the name of the Company or the Agent, and generally shall have all other rights respecting said Accounts, including without limitation the right to: accelerate or extend the time of payment, settle, compromise, release in whole or in part, any amounts owing on any Accounts and issue credits in the name of the Company or the Agent;
(c) sell, assign and deliver the Personal Property Collateral and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at the Agent's sole option and discretion, and, to the extent permitted by applicable law, the Agent may bid or become a purchaser at any such sale, free from any right of redemption, which right is hereby expressly waived by the Company; (d) foreclose the security interests created herein by any available judicial procedure, or to take possession of any or all of the Inventory without judicial process, and to enter any premises where any Inventory may be located for the purpose of taking possession of or removing the same; and (e) exercise any other rights and remedies provided in law, in equity, by contract or otherwise. The Agent shall have the right, without notice or advertisement, to sell, lease, or otherwise dispose of all or any part of the Personal Property Collateral whether in its then condition or after further preparation or processing, in the name of the Company or the Agent, or in the name of such other party as the Agent may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as the Agent in its sole discretion may deem advisable, and, to the extent permitted by applicable law, the Agent shall have the right to purchase at any such sale. If any Inventory shall require repairing, maintenance or preparation, the Agent shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting the Inventory in such saleable form as the Agent shall reasonably deem appropriate. The Company agrees, at the request of the Agent, to assemble the Inventory and to make it available to the Agent at premises of the Company or such other location reasonably designated by the Agent for the purpose of the Agent's taking possession of, removing or putting the Inventory in saleable form. However, if notice of intended disposition of any Personal Property Collateral is required by law, it is agreed that ten (10) days notice shall constitute reasonable notification and full compliance with the law. The net cash proceeds resulting from the Agent's exercise of any of the foregoing rights, (after deducting all reasonable charges, costs and expenses, including reasonable attorneys' fees) shall be applied by the Agent to the payment of the Obligations, whether due or to become due, and the Company shall remain liable to the Agent for any deficiencies, and the Agent in turn agrees to remit to the Company or its successor or assign, any surplus resulting therefrom. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

          9.4. The Agent has no obligation to clean-up or otherwise prepare the Personal Property Collateral for sale. The Agent has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and the Agent may release, modify or waive any Personal Property Collateral provided by any other person to secure any of the Obligations, all without affecting the Agent's rights against the Company. The Company waives any right it may have to require the Agent or any Lender to pursue any third person for any of the Obligations. The Agent may comply with any applicable state or federal law requirements in connection with a disposition of the Personal Property Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Personal Property Collateral. The Agent may sell the Personal Property Collateral without giving any warranties as to the Personal Property Collateral. The Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Personal Property Collateral.

SECTION 10.    Termination
               -----------

          Except as otherwise permitted herein, the Agent may, and shall at the direction of the Required Lenders, terminate this Financing Agreement and the Line of Credit only as of the fourth or any subsequent Anniversary Date and then only by giving the Company at least sixty (60) days prior written notice of termination. Notwithstanding the foregoing, the

Agent may terminate the Financing Agreement immediately upon the occurrence of an Event of Default upon notice to the Company, provided, however, that if the
                                                --------  -------
Event of Default is an event listed in paragraphs (c) or (d) of Section 9.1 of
                                                                -----------
this Financing Agreement, the Agent may, and shall at the direction of the Required Lenders, regard the Financing Agreement as terminated and notice to that effect is not required. This Financing Agreement, unless terminated as herein provided, shall have an initial term of four (4) years from the date hereof and shall automatically continue from Anniversary Date to Anniversary Date thereafter. The Company may, at any time, terminate this Financing Agreement and the Line of Credit, upon at least sixty (60) days' prior written notice to the Agent, by paying to Agent for the benefit of the Lenders, in cash, the Obligations, in full, together with a premium (the "Early Termination
                                                        -----------------
Premium") equal to: (a) during the period of time from and after the date of the
-------
execution and delivery of this Financing Agreement up to the second Anniversary Date, 0.50% of the amount of the Line of Credit; (b) during the period of time from and including the second Anniversary Date up to the third Anniversary Date, 0.25% of the amount of the Line of Credit; and (c) thereafter (if applicable), zero. The Agent and the Lenders hereby waive any Early Termination Fee that would otherwise be due and payable hereunder as a result of a refinancing of the Obligations arranged or provided by Agent. All Obligations shall become due and payable as of any termination hereunder or under Section 9 hereof. All of the
                                                 ---------
Agent's rights, liens and security interests shall continue after any termination until all Obligations have been satisfied in full. Pending payment in full of all Obligations, the Agent may withhold any credit balances in the loan account (unless supplied with an indemnity satisfactory to the Agent) to cover all of the Obligations, whether absolute or contingent, provided, however,
                                                              --------  -------
that if the remaining unpaid Obligations arise solely out of the outstanding amounts of Letters of Credit, the Agent will, at the Company's request, retain, solely as collateral, credit balances in an amount equal to one hundred and ten percent (110%) of the then outstanding amounts of Letters of Credit. When the outstanding amount of Letters of Credit have been so secured by cash in an amount equal to one hundred and ten percent (110%) of the then outstanding amounts of Letters of Credit pursuant to a fully executed agreement between the Agent and the Company and pursuant to which the Company agrees to reimburse the Agent for any Letter of Credit claims that exceed the cash collateral, then for all purposes of this Financing Agreement, this Financing Agreement shall be treated by the parties thereto as terminated and all other Collateral will be released.

SECTION 11.      Agreement among the Lenders
                 ---------------------------

          11.1. (a) The Agent, for the account of the Lenders, shall disburse all loans and advances to the Company and shall handle all collections of Collateral and repayment of Obligations. It is understood that for purposes of advances to the Company and for purposes of this Section 11 the Agent is using
                                                 ----------
the funds of the Agent.

                 (b) Unless the Agent shall have been notified in writing by any Lender prior to any advance to the Company that such Lender will not make the amount which would constitute its share of the borrowing on such date available to the Agent, the Agent may assume that such Lender shall make such amount available to the Agent on a Settlement Date, and the Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. A certificate of the Agent submitted to any Lender with respect to any amount owing under this subsection shall be prima facie evidence of the amount due from such Lender to the Agent. If such Lender's share of such borrowing is not in fact made available to the Agent by such Lender on the Settlement Date, the Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Revolving Loans hereunder, on demand, from such Lender or, if not made available by such Lender after three Business Days have passed from demand having been made by the Agent on such Lender, from the Company without prejudice to any rights which the Agent may have against such Lender hereunder. Nothing contained in this subsection shall relieve any Lender which has failed to make available its ratable portion of any borrowing hereunder from its obligation to do so in accordance with the terms hereof. Nothing contained herein shall be deemed to obligate Agent to make available to the Company the full amount of a requested advance when the Agent has any notice (written or otherwise) that any of the Lenders will not advance its ratable portion thereof.

            11.2. On the Settlement Date, the Agent and the Lenders shall each remit to the other, in immediately available funds, all amounts necessary so as to ensure that, as of the Settlement Date, the Lenders shall have their proportionate share of all outstanding Obligations.

            11.3. The Agent shall forward to each Lender, at the end of each month, a copy of the account statement rendered by the Agent to the Company.

            11.4. The Agent shall, after receipt of any interest and fees earned under this Financing Agreement, promptly remit to the Lenders: a) their pro rata portion of all fees, provided, however, that the Lenders (other than
                              --------  -------
CITBC in its role as Agent and except as otherwise agreed to by Agent) shall not share in the fees provided for in the Fee Letter; b) interest computed at the rate provided for in the Assignment and Transfer Agreement on all outstanding amounts advanced by the Lenders on each Settlement Date, prior to adjustment, that are subsequent to the last remittance by the Agent to the Lenders of the Company's interest; and c) their share of the Letter of Credit Guaranty Fee as provided for in the Assignment and Transfer Agreement.

            11.5. (a) The Company acknowledges that the Lenders, with the consent of the Agent, which shall not be unreasonably withheld, may sell participations in the loans and extensions of credit made and to be made to the Company hereunder (the "Participants"), provided, however, that a
                            ------------    --------  -------
Participant may not so purchase a participation in an amount less than $10,000,000 or the then aggregate amount of such Lender's interest in the loans and advances and extensions of credit hereunder. The Company further acknowledges that in doing so, the Lenders may grant to such Participants certain rights which would require the Participant's consent to certain waivers, amendments and other actions with respect to the provisions of this Financing Agreement, provided that, unless the Agent and the Company otherwise agree, the consent of any such Participant shall not be required except for matters requiring the consent of all Lenders hereunder as set forth in Section 12.10
                                                               -------------
hereof.

                   (b) The Company authorizes each Lender to disclose to any Participant or purchasing lender (each, a "Transferee") and any prospective
                                           ----------
Transferee any and all financial information in such Lender's possession concerning the Company and their affiliates which has been delivered to such Lender by or on behalf of the Company pursuant to this

Agreement or which has been delivered to such Lender by or on behalf of the Company in connection with such Lender's credit evaluation of the Company and its affiliates prior to entering into this Agreement, provided, however, that
                                                      --------  -------
prior to such disclosure to a then or potential Participant the Lender must first obtain from the then or potential Participant a confidentiality agreement in form and substance similar to Section 11.6.
                                 ------------

            11.6. The Company has made and will, from time to time, make available to the Agent and/or the Lenders certain financial and other business information (the "Confidential Information") relating to its business. By their
                  ------------------------
signatures hereto or to the Assignment and Transfer Agreement, the Agent and each Lender agree to maintain the confidentiality of all Confidential Information, and to disclose such information only (a) to officers, directors or employees of such Agent or Lender and their legal or financial advisors, in each case to the extent necessary to carry out this Financing Agreement and in the case of CITBC, to The CIT Group Holdings, Inc., The CIT Group, Inc., or Dai-Ichi Kanygo Bank, and in the case of any other Lender, to such other Lender's parent organization, but only, in the case of all of the foregoing Persons referred to in this clause (a), after the Agent or the Lender, as the case may be, has advised each such Person to maintain the confidentiality of the Confidential Information, (b) to any other Person to the extent the disclosure of such information to such Person is required in connection with the examination of a Lender's records by appropriate authorities, pursuant to court order, subpoena or other legal process or otherwise as required by law or regulation, and (c) to Transferees or potential Transferees but only after such Transferees or potential Transferees have executed a written confidentiality agreement substantially in the form of this paragraph. The Lenders, the Agent, Transferees and potential Transferees shall not be required to maintain the confidentiality of any portion of the Confidential Information which (a) is known by such Person or its agents, advisors or representatives prior to disclosure or (b) becomes generally available to the public provided that the disclosure of such Confidential Information does not violate a confidentiality agreement of which the Transferees, potential Transferees, the Agent or the Lender, as the case may be, has actual knowledge.

            11.7. The Company hereby agrees that each Lender is solely responsible for its portion of the Line of Credit and that neither the Agent nor any Lender shall be responsible for, nor assume any obligations for, the failure of any Lender to make available its portion of the Line of Credit. Further, should any Lender refuse to make available its portion of the Line of Credit, then another Lender may, but without obligation to do so, increase, unilaterally, its portion of the Line of Credit in which event the Company is so obligated to that other Lender.

            11.8. In the event that the Agent, the Lenders or any one of them is sued or threatened with suit by the Company, or by any receiver, trustee, creditor or any committee of creditors on account of any preference, voidable transfer or lender liability issue, alleged to have occurred or been received as a result of, or during the transactions contemplated under, this Financing Agreement, then in such event any money paid in satisfaction or compromise of such suit, action, claim or demand and any expenses, costs and attorneys' fees paid or incurred in connection therewith, whether by the Agent, the Lenders or any one of them, shall be shared proportionately by the Lenders. In addition, any costs, expenses, fees or disbursements incurred by outside agencies or attorneys retained by the Agent to effect collection or enforcement of any rights in the Collateral, including enforcing, preserving or maintaining rights under this Financing Agreement shall be shared proportionately between and among the Lenders to the extent not reimbursed by the Company or from the proceeds of Collateral. The provisions of this paragraph shall not apply to (i) any suits, actions, proceedings or claims that are unrelated, directly or indirectly, to this Financing Agreement, or (ii) costs, fees, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Agent or any Lender.

          11.9. Each of the Lenders agrees with each other Lender that any money or assets of the Company held or received by such Lender, no matter how or when received, shall be applied to the reduction of the Obligations (to the extent permitted hereunder) after (x) the occurrence of an Event of Default and
(y) the election by the Required Lenders to accelerate the Obligations. In addition, the Company authorizes, and the Lenders shall have the right, without notice, upon any amount becoming due and payable hereunder, to set-off and apply against any and all property held by, or in the possession of such Lender the Obligations due such Lenders.

          11.10. CITBC shall have the right at any time to assign to one or more commercial banks, commercial finance lenders or other financial institutions all or a portion of its rights and obligations under this Financing Agreement (including, without limitation, its obligations under the Line of Credit, the Revolving Loans and its rights and obligations with respect to Letters of Credit). The initial assignments by CITBC shall be for amounts not less than $15,000,000 each. In any event, CITBC shall retain for its own account (without taking into account Participants) at least $50,000,000 or approximately sixteen and seven-tenths percent (16.7%) of the Line of Credit, whichever is less ("CITBC Hold Position"), provided, however, that such CITBC Hold Position
       -------------------
shall cease while there is then a Designated Event of Default and only until such Designated Event of Default is waived. Should CITBC during a Designated Event of Default assign additional interests, then the CITBC Hold Position shall be the remaining amount of CITBC's position if and when such Designated Event of Default is waived, if such remaining amount is less than what the CITBC Hold Position otherwise would be as determined above. Upon execution of an
Assignment and Transfer Agreement, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations of CITBC as the case may be hereunder and (ii) CITBC shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Financing Agreement. The Company shall, if necessary, execute any documents reasonably required to effectuate the assignments. No other Lender may assign its interest, in whole or in part, in the loans and advances and extensions of credit hereunder without (i) the prior written consent of the Agent which consent will not be unreasonably withheld; (ii) the payment to the Agent (solely for the Agent's account) by the current or prospective Lender of a $5,000 fee for processing the assignment; and (iii) if the Transferee is a Foreign Lender (as defined in Section 13.6 hereof), such Foreign Lender first
                              ------------
complies with the provisions of Section 13.6 hereof.  Additionally, no other
                                ------------
Lender shall assign such Lender's interest in the loans and advances and extensions of credit hereunder (or any portion thereof) unless the interest to be so assigned is not less than $15,000,000 or all of the such Lender's entire interest in the loans and advances and extensions of credit hereunder. Notwithstanding anything to the contrary herein contained, prior to any such assignment and/or the disclosure of the Confidential Information, such Transferee, actual or potential, shall execute a confidentiality agreement in form and substance substantially similar to Section 11.6. Other than upon the
                                            ------------
occurrence and during the continuance of a Designated Event of Default, no Lender (including CITBC) shall assign all or any part of its rights and obligations under this Financing Agreement except to an assignee approved by the Company, provided that (x) the Company shall not unreasonably withhold, delay, or condition its consent, (y) any existing Lender (whether CITBC or another Lender previously approved by the Company as an assignee) shall be deemed to have been approved by the Company as an assignee with respect to any and all future assignments to such Lender, without need for further approval with respect to additional assignments by any other Lender to such Lender, and (z) this sentence shall not be applicable to sales of participation interests (as opposed to direct assignments).

SECTION 12.      Agency
                 ------

          12.1. Each Lender hereby irrevocably designates and appoints CITBC as the Agent for the Lenders under this Financing Agreement and any ancillary loan documents and irrevocably authorizes CITBC as Agent for such Lender, to take such action on its behalf under the provisions of the Financing Agreement and all ancillary documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Financing Agreement and all ancillary documents together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Financing Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Financing Agreement and the ancillary documents or otherwise exist against the Agent.

          12.2. The Agent may execute any of its duties under this Financing Agreement and all ancillary documents by or through agents or attorneys-in-fact and shall be entitled to the advice of counsel concerning all matters pertaining to such duties.

          12.3. Neither the Agent nor any of its officers, directors, employees, agents, or attorneys-in-fact shall be (i) liable to any Lender for any action lawfully taken or omitted to be taken by it or such person under or in connection with the Financing Agreement and all ancillary documents (except for its or such person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Financing Agreement and all ancillary documents or in any certificate, report, statement or other document referred to or provided for in, or received by, the Agent under or in connection with the Financing Agreement and all ancillary documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Financing Agreement and all ancillary documents or for any failure of the Company to perform its obligations thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Financing Agreement and all ancillary documents or to inspect the properties, books or records of the Company.

          12.4. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under the Financing Agreement and all ancillary documents unless it shall first receive such advice or concurrence from all of the Lenders, or the Required Lenders, as the case may be, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Financing Agreement and all ancillary documents in accordance with a request from all of the Lenders, or the Required Lenders, as the case may be, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          12.5. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Company describing such Default or Event of Default. In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action or refrain from taking such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless
                                                         --------
and until the Agent shall have received such direction, the Agent may in the interim (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders.

          12.6. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Financing Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Financing Agreement and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition or creditworthiness of the Company. The Agent, however, shall provide the Lenders with copies of all inventory confirmation statements, Collateral examinations and/or reviews, financial statements, projections and business plans which come into the possession of the Agent or any of its officers, employees, agents or attorneys-in-fact. Further, the Agent shall use reasonable efforts to give the Lenders reasonable prior notice of the date of the Agent's visits to the Company's premises for purposes of inspecting the Collateral and books and records pertaining thereto.

          12.7. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including negligence on the part of the Agent) which may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Financing Agreement or any ancillary documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall
                                                  --------
be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this paragraph shall survive the payment of the obligations.

          12.8. The Agent may make loans to, and generally engage in any kind of business, with the Company as though the Agent were not the Agent hereunder. With respect to its loans made or renewed by it or loan obligations hereunder as Lender, the Agent shall have the same rights and powers, duties and liabilities under the Financing Agreement as any Lender and may exercise the same as though they were not the Agent and the terms "Lender" and "Lenders" shall include the Agent in its individual capacities.

          12.9. The Agent may resign as Agent upon thirty (30) days' notice to the Lenders and the Company, and such resignation shall be effective upon the appointment of a successor Agent. If the Agent shall resign as Agent, then the Lenders shall appoint a successor agent for the Lenders whereupon such successor agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Financing Agreement, provided, however, that the Lenders shall:
(a) notify the Company of the successor Agent and (b) request the consent of the Company to such successor Agent, which consent shall not be unreasonably withheld. The Company shall be deemed to have consented to the successor Agent if the Lenders do not receive from the Company, within ten (10) days of the Lenders' notice to the Company, a written statement of the Company's objection to the successor Agent. Should the Company not consent and no acceptable successor Agent is agreed upon within thirty (30) days of the date the Company advised the Lenders of its objection to the successor Agent, then the Lenders may appoint (without the Company's consent) another successor Agent. After any retiring Agent's resignation hereunder as Agent the provisions of this Section
                                                                       -------
12 shall inure to its benefit as to any actions taken or omitted to be taken by
--
it while it was Agent.

          12.10. Notwithstanding anything contained in this Financing Agreement to the contrary, the Agent will not, without the prior written consent of all
                                                                          ---
Lenders:  (a) amend the Financing Agreement to (u) increase the Line of Credit;
(v) increase the rate of advance against Eligible Inventory as set forth in
Section 3.1  of this Financing Agreement; (w) reduce the interest rates; (x)
-----------
reduce or waive (i) any fees in which the Lenders share hereunder; or (ii) the repayment of any Obligations due the Lenders; (y) extend the maturity of the Obligations; or (z) alter or amend (1) this Section 12.10 or (2) the definitions
                                            -------------
of Eligible Inventory, Collateral or Required Lenders, or the Agent's criteria for determining compliance with such definitions of eligibility; (b) release Collateral in bulk without a corresponding reduction in the Obligations to the Lenders, or (c) intentionally make any Revolving Loan or assist in opening any Letter of Credit hereunder if after giving effect thereto the total of Revolving Loans and Letters of Credit hereunder for the Company would exceed one hundred and five percent (105%) of the maximum amount available under Sections 3 and 4
                                                              ----------     -
hereof (and provided that, unless the Required Lenders agree otherwise, the Agent shall require that any Overadvance be repaid within 14 days). In all other respects, and except as otherwise specifically provided to the contrary in this Financing Agreement, the Agent is authorized to take such actions or fail to take such actions if the Agent, in its reasonable discretion, deems such to be advisable and in the best interest of the Lenders, including, but not limited to, the termination of the Financing Agreement upon the occurrence of an Event of Default unless it is specifically instructed to the contrary by the Required Lenders. In the event any Lender's consent is required pursuant to the provisions of this Financing Agreement and such lender does not respond to any request by the Agent for such consent within 10 days after such request is made to such Lender, such failure to respond shall be deemed a consent. In addition, in the event that any Lender declines to give its consent to any such request, it is hereby mutually agreed that the Agent and/or any other Lender (with the consent of the Agent, which shall not unreasonably be withheld) shall have the right (but not the obligation) to purchase such Lender's share of the loans and advances made by it hereunder for the full amount thereof together with accrued interest thereon to the date of such purchase.

          12.11. Each Lender agrees that notwithstanding the provisions of
Section 10 of this Financing Agreement any Lender may terminate this Financing
----------
Agreement or the Line of Credit only as of the fourth or any subsequent Anniversary Date and then only by giving the Agent one hundred and twenty (120) days prior written notice thereof. Within thirty (30) days after receipt of any such termination notice, the Agent shall, at its option, either (i) give notice of termination to the Company hereunder or (ii) purchase the Lender's share of the Obligations hereunder for the full amount thereof plus accrued interest thereon. Unless so terminated this Financing Agreement and the Line of Credit shall be automatically extended from Anniversary Date to Anniversary Date.

SECTION 13.      Miscellaneous
                 -------------

          13.1. Except as otherwise expressly provided, the Company hereby waives diligence, demand, presentment and protest and any notices thereof as well as notice of nonpayment, notice of dishonor, notice of intent to accelerate and notice of acceleration. No delay or omission of the Agent or the Company to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Agent of any right or remedy precludes any other or further exercise thereof, or precludes any other right or remedy.

          13.2. Neither this Financing Agreement nor any provision hereof may be waived, amended or modified except as pursuant to an agreement or agreements in writing entered into by the Company, the Agent, the Lenders, or the Required Lenders, as the case may be.

          13.3. THIS WRITTEN AGREEMENT AND THE OTHER DOCUMENTS REFERENCED HEREIN OR CONTEMPLATED HEREBY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          13.4. It is the intent of the Company, the Agent and the Lenders to conform strictly to all applicable state and federal usury laws. All agreements between the Company and the Agent, acting on behalf of the Lenders, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof or otherwise, shall the amount contracted for, charged or received by the Agent, acting on behalf of the Lenders, for the use, forbearance, or detention of the money loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to the Obligations evidenced hereby which may be legally deemed to be for the use, forbearance or detention of money, exceed the maximum amount which the Agent, acting on behalf of the Lenders, is legally entitled to contract for, charge or collect under applicable state or federal law. If from any circumstance whatsoever fulfillment of any provisions hereof or of such other documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligations to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance the Agent, acting on behalf of the Lenders, shall ever receive as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of the principal indebtedness hereof and any other amounts due with respect to the Obligations evidenced hereby, but not to the payment of interest and if such amount which would be excessive interest exceeds the Obligations and all other non-interest indebtedness described above, then such additional amount shall be refunded to the Company. In determining whether or not all sums paid or agreed to be paid by the Company for the use, forbearance or detention of the Obligations of the Company to the Agent, acting on behalf of the Lenders, under any specific contingency, exceeds the maximum amount permitted by applicable law, the Company and the Agent, acting on behalf of the Lenders, shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as sums paid or agreed to be paid by the Company for the use, forbearance or detention of the Obligations of the Company to the Agent, acting on behalf of the Lenders, (b) exclude voluntary prepayments and the effect thereof, and (c) to the extent not prohibited by applicable law, amortize, prorate, allocate and spread in equal parts, the total amount of all sums paid or agreed to be paid by the Company for the use, forbearance or detention of the Obligations of the Company to the Agent, acting on behalf of the Lenders, throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations. The terms and provisions of this paragraph shall control and supersede every other provision hereof and all other agreements between the Company and the Agent, acting on behalf of the Lenders.

          13.5. If any provision hereof or of any other agreement made in connection herewith is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of the applicable agreement shall remain in full force and effect and shall not be affected by such provision's severance. Furthermore, in lieu of any such provision, there shall be added automatically as a part of the applicable agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

          13.6. Any Lender organized under the laws of a jurisdiction outside of the United States (a "Foreign Lender") shall deliver to Agent and the Company
                         --------------
(i) two valid, duly
completed copies of IRS Form 1001 or 4224 or successor applicable form, as the case may be, and any other required form, certifying in each case that such Foreign Lender is entitled to receive payments under this Financing Agreement without deduction or withholding of any United States federal income taxes, or
(ii) if such Foreign Lender is not a "bank" within the meaning of Section 881(c)
(3) (A) of the Internal Revenue Code and cannot deliver either IRS Form 1001 or 4224 pursuant to clause (i) above, (A) a duly completed certificate of non-withholding acceptable to the Company and the Agent in their reasonable discretion (any such certificate, a "Tax Certificate") and (B) two valid, duly
                                     ---------------
completed copies of IRS Form W-8 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each such Foreign Lender shall also deliver to Agent and the Company two further copies of said Form 1001 or 4224 or Form W-8 and a Tax Certificate, or successor applicable forms, or other manner of required certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from a required withholding of United States of America federal income tax or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company and Agent, and such extensions or renewals thereof as may reasonably be requested by the Company and Agent, certifying (x) in the case of a Form 1001 or 4224 that such Foreign Lender is entitled to receive payments under this Financing Agreement without deduction or withholding of any United States federal income taxes, or (y) in the case of a Form W-8 and a Tax Certificate, establishing an exemption from United States backup withholding tax.

          13.7. TO THE EXTENT PERMITTED BY LAW, THE COMPANY, THE LENDERS, AND THE AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS FINANCING AGREEMENT. THE COMPANY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST THE COMPANY WITH RESPECT TO ANY OF THE OBLIGATIONS, THIS FINANCING AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND, BY EXECUTION AND DELIVERY OF THIS FINANCING AGREEMENT, THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL, NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS FINANCING AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION. THE COMPANY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OF VENUE OR BASED UPON FORUM NON CONVENIENS.
                    ----- --- ----------

          13.8. Except as otherwise herein provided, any notice or other communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered when hand delivered, including overnight delivery by a courier service or sent by facsimile, or five days after deposit in the United States mails, with proper first class postage prepaid and addressed to the party to be notified as follows:

                         (A)  if to CITBC or the Agent, at:

                         The CIT Group/Business Credit, Inc.

                         300 South Grand Avenue
                         Los Angeles, California 90071
                         Attn: Regional Manager
                         Facsimile Number: (213) 613-2588

                         (B)  if to any Borrower, at:

                         Gart Bros. Sporting Goods Company
                         1000 Broadway
                         Denver, Colorado 80203
                         Attn: Chief Financial Officer
                         Facsimile Number: (303) 830-9282

                         with a copy to:

                         Leonard Green & Partners
                         11111 Santa Monica Boulevard, Suite 2000
                         Los Angeles, California 90025
                         Attn: Jonathan Seiffer
                         Facsimile Number: (310) 954-0404

                         (C) if to any other Lender, at its address set forth on the signature pages hereto or as specified in the relevant Assignment and Transfer Agreement or to such other address as any party may designate for itself by like notice; provided, however, that the failure of the Agent to send a copy of such material notice to Leonard Green & Partners shall not invalidate in any way the effect of the notice to the Company.

          13.9. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS FINANCING AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

          13.10. To the extent the Company uses the proceeds of any of the Obligations to purchase Collateral, the Company's repayment of the Obligations shall apply on a "first-in, first-out" basis so that the portion of the Obligations used to purchase a particular item of Collateral shall be paid in the chronological order the Company purchased the Collateral.

          13.11. This Financing Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

          13.12. (a) Subject to the conditions set forth in Section 2 hereof,
                                                            ---------
Gart, Sportmart, Oshman's, the Lenders, and the Agent agree that the Original Loan Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the date hereof, to read in its entirety as set forth herein.

                 (b) On the date hereof, upon the effectiveness of this Financing Agreement, (i) each Original Revolving Loan constituting a Revolving Loan under and as defined in the Original Loan Agreement shall be deemed to be a Revolving Loan under this Financing Agreement and (ii) each Outstanding Letter of Credit shall be deemed to be a Letter of Credit issued under this Financing Agreement, and the amount of the unused commitments under the Original Loan Agreement shall be adjusted accordingly. This Financing Agreement does not evidence a novation or a repayment and reborrowing of the Existing Loans.

                 (c) Each Borrower shall: (i) cause all Revolving Loans (as defined in the Original Loan Agreement) outstanding immediately prior to the date hereof to be Revolving Loans (other than Libor Loans)and pay to the Agent all breakage costs pursuant to the applicable provisions of the Original Loan Agreement, with the exception of any breakage costs incurred by CITBC, which breakage costs are hereby waived, and (ii) pay all other Obligations (as defined in the Original Loan Agreement) accrued to and including the date hereof, regardless of whether such amounts would then be due under the terms of the Original Loan Agreement, including all commitment and other fees, interests and costs, but excluding the Outstanding Letters of Credit.

          13.13. Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement. To the extent that any of Gart, Sportmart or Oshman's shall, under this Financing Agreement as a joint and several obligor, repay any of the Obligations constituting loans or advances made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an "Accommodation Payment"), then the Borrower
                                     ---------------------
making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's "Allocable Amount" (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the "Allocable Amount" of each Borrower shall be equal to the maximum amount of
     ----------------
liability for Accommodation Payments which could be asserted against such Borrower hereunder without (a) rendering such Borrower "insolvent" within the meaning of Section 101(31) of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), Section 2 of the Uniform Fraudulent
                   ---------------
Transfer Act (the "UFTA"), Section 2 of the Uniform Fraudulent Conveyance Act
                   ----
("UFCA"), (b) leaving such Borrower with unreasonably small capital or assets,
  ----
within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 4 of the UFCA, or (c) leaving such Borrower generally unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification and reimbursement under this Section 13.13 shall be subordinate in right of payment
                         -------------
to the prior payment in full of the Obligations.


                    [Balance of page intentionally omitted]

          IN WITNESS WHEREOF, the parties hereto have caused this Financing Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

Read and Agreed to:                          Executed and Accepted at
                                             Los Angeles, California

GART BROS. SPORTING GOODS                    THE CIT GROUP/BUSINESS
COMPANY, a Colorado corporation              CREDIT, INC.


By_____________________________              By________________________________
Title                                        Vice President



SPORTMART, INC., a Delaware
corporation


By_____________________________
Title

OSHMAN'S SPORTING GOODS, INC.,
a Delaware corporation


By_____________________________
Title



OSHMAN SPORTING GOODS CO.,
OKLAHOMA, a Texas corporation


By_____________________________
Title



OSHMAN SPORTING GOODS CO.,
TENNESSEE, a Texas corporation


By_____________________________
Title



OSHMAN SPORTING GOODS CO.,
LOUISIANA, a Delaware corporation


By_____________________________
Title



OSHMAN'S SPORTING GOODS, INC. -
SERVICES, a Delaware corporation


By______________________________
Title

                 EXHIBIT A - ASSIGNMENT AND TRANSFER AGREEMENT
                 ---------------------------------------------

                        Dated: _______________, _______

Reference is made to the Amended and Restated Financing Agreement dated as of June 7, 2001 (as amended, modified, supplemented and in effect from time to time, the "Financing Agreement"), among Gart Bros. Sporting Goods Company, a
           -------------------
Colorado corporation, Sportmart, Inc., a Delaware corporation, Oshman's Sporting Goods, Inc., a Delaware corporation, and certain Subsidiaries of Oshman's Sporting Goods, Inc. (such corporations, collectively and individually, jointly and severally, as co-borrowers, the "Company"), the Lenders named therein, and
                                     -------
The CIT Group/Business Credit, Inc., as Agent (the "Agent").  Capitalized terms
                                                    -----
used herein and not otherwise defined shall have the meanings assigned to such terms in the Financing Agreement. This Assignment and Transfer Agreement, between the Assignor (as defined and set forth on Schedule 1 hereto and made a part hereof) and the Assignee (as defined and set forth on Schedule 1 hereto and
                                                           ----------
made a part hereof) is dated as of the Effective Date (as set forth on Schedule
                                                                       --------
1 hereto and made a part hereof).
-

          1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all
                                            -----------------
the Assignor's rights and obligations under the Financing Agreement respecting those, and only those, financing facilities contained in the Financing Agreement as are set forth on Schedule 1 (collectively, the "Assigned Facilities" and
                    ----------                     -------------------
individually, an "Assigned Facility"), in a principal amount for each Assigned
                  -----------------
Facility as set forth on Schedule 1.
                         ----------

          2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Financing Agreement or any other instrument, document or agreement executed in conjunction therewith (collectively the "Ancillary Documents") or the execution, legality, validity, enforceability,
 -------------------
genuineness, sufficiency or value of the Financing Agreement, any Collateral thereunder or any of the Ancillary Documents furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and
(ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or any guarantor or the performance or observance by the Company or any guarantor of any of its respective obligations under the Financing Agreement or any of the Ancillary Documents furnished pursuant thereto.

          3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Transfer Agreement; (ii) confirms that it has received a copy of the Financing Agreement, together with the copies of the most recent financial statements of the Company, and such other documents and information as it has deemed appropriate to make its own credit analysis;
(iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Financing Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Financing Agreement and will perform in accordance with its terms all the obligations which by the terms of the Financing Agreement are required to be performed by it as Lender; and (vi) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Financing Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

          4. Following the execution of this Assignment and Transfer Agreement, such agreement will be delivered to the Agent for acceptance by it and the Company, effective as of the Effective Date.

          5. Upon such acceptance, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee, whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date made by the Agent or with respect to the making of this assignment directly between themselves.

          6. From and after the Effective Date, (i) the Assignee shall be a party to the Financing Agreement and, to the extent provided in this Assignment and Transfer Agreement, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Transfer Agreement, relinquish its rights and be released from its obligations under the Financing Agreement.

          7. THIS ASSIGNMENT AND TRANSFER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule 1 hereto.
----------

Accepted:                                       as Assignor

THE CIT GROUP/BUSINESS
CREDIT, INC., as Agent


By___________________________                   By______________________________
Title                                           Title

GART BROS. SPORTING GOODS                    ___________________________________
COMPANY, a Colorado corporation              as Assignee

                                             By_________________________________
By_____________________________________      Title
Title

SPORTMART, INC., a Delaware
corporation


By_____________________________________
Title

OSHMAN'S SPORTING GOODS,
INC., a Delaware corporation

By_____________________________________
Title

OSHMAN SPORTING GOODS CO.,
OKLAHOMA, a Texas corporation


By_____________________________________
Title


OSHMAN SPORTING GOODS CO.,
TENNESSEE, a Texas corporation


By_____________________________________
Title


OSHMAN SPORTING GOODS CO.,
LOUISIANA, a Delaware corporation


By_____________________________________
Title


OSHMAN'S SPORTING GOODS,
INC. - SERVICES, a Delaware
corporation


By______________________________________
Title

                Schedule 1 to Assignment and Transfer Agreement



Name of Assignor:

Name of Assignee:

Effective Date of Assignment:  ________________, ________

                                                                                       Percentage Assigned of
                                                                                Each Facility (Shown as a percentage
                                                      Amount                       of aggregate amount (or, with
                                            (or, with respect to Letter of       respect to Letters of Credit, Face
                                                Credit, Face Amount)                  Amount) of all Lenders)
                                                      Assigned
Assigned
Facilities

Revolving Loans                        $_______________________________       _______________________________%
Letter of Credit                       $_______________________________       _______________________________%

                                Total  $_______________________________

Fees:

Rates:

                       EXHIBIT S -- SURETYSHIP AGREEMENT
                       ---------------------------------

                             SURETYSHIP AGREEMENT
                             --------------------


                  THIS SURETYSHIP AGREEMENT (this "Agreement"), is entered into as of June 7, 2001, between (a) THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (hereinafter "CITBC") with offices located at 300 South Grand
                          -----
Avenue, Los Angeles, CA 90071, as Agent for the Lenders under that certain Amended and Restated Financing Agreement of even date herewith (as from time to time amended, modified, supplemented, renewed, or restated, the "Financing
                                                                 ---------
Agreement"), which Financing Agreement is between CITBC, the "Debtors" defined
---------
below, and the "Lenders" referred to therein, (b) GART BROS. SPORTING GOODS COMPANY, a Colorado corporation (hereinafter referred to as "Gart") having a principal place of business at 1000 Broadway, Denver, Colorado 80203, (c) SPORTMART, INC., a Delaware corporation (hereinafter referred to as "Sportmart") having a principal place of business at 1000 Broadway, Denver, Colorado 80203, and (d) OSHMAN'S SPORTING GOODS, INC., a Delaware corporation, as successor-in-interest to GSC Acquisition Corp., a Delaware corporation (hereinafter referred to as "Oshman's Parent") having a principal place of
                             ---------------
business at 1000 Broadway, Denver, Colorado 80203, and each of the Subsidiaries of Oshman's Parent identified on the signatory pages hereof (such Subsidiaries together with Oshman's Parent. are referred to hereinafter collectively as "Oshman's", and Gart, Sportmart and Oshman's collectively and individually,
 --------
jointly and severally, as co-borrowers, are referred to hereinafter as "Debtors"). As used herein, "Lender" means CITBC as the Agent for the "Lenders"
 -------                     ------                                    -------
under the Financing Agreement, and the "Lenders" under the Financing Agreement
                                        -------
(as therein defined), and each of them, and any one or more of them; and "Loan
                                                                          ----
Documents" means, individually and collectively, the Financing Agreement, and
---------
any other documents, agreements, or instruments executed or delivered by the Debtors pursuant thereto or in accordance therewith, in each case as they may from time to time be amended, modified, supplemented, renewed, or restated. This Agreement is made with reference to the following facts:

                  A.       Lender and Debtors are entering into the Financing
                           Agreement;

                  B. In order to induce Lender to enter into the Financing Agreement, and in consideration thereof, and in consideration of any loan or other financial accommodations hereinafter extended by Lender to Debtors, whether pursuant to the Financing Agreement or otherwise, Debtors have agreed to enter into this Agreement; and

                  C. Any and all initially capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Financing Agreement as amended, restated, supplemented, renewed, extended or modified from time to time.

                  NOW THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Lender and Debtors hereby agree as follows:

1.   SURETYSHIP WAIVERS AND CONSENTS.

     1.1 The Debtors each are, and at all times shall be, jointly and severally liable for each and every one of the Obligations under the Financing Agreement and under the Loan Documents, regardless of which Debtor or Debtors requested, received, used, or directly enjoyed the benefit of, the extensions of credit hereunder. Unless otherwise expressly set forth to the contrary in any of the Loan Documents, all of the Collateral shall secure all of the Obligations. Each Debtor's Obligations under the Financing Agreement are independent Obligations and are absolute and unconditional. Each Debtor, to the extent permitted by law, hereby waives any defense to such Obligations that may arise by reason of the disability or other defense or cessation of liability of any other Debtor for any reason other than payment in full. Each Debtor also waives any defense to such Obligations that it may have as a result of Lender's election of or failure to exercise any right, power, or remedy, including the failure to proceed first against another Debtor or any security it holds from such other Debtor. Without limiting the generality of the foregoing, each Debtor expressly waives all demands and notices whatsoever (except for any demands or notices, if any, that such Debtor expressly is entitled to receive pursuant to the terms of any Loan Document), and agrees that Lender may, without notice (except for such notice, if any, as such Debtor expressly is entitled to receive pursuant to the terms of any Loan Document) and without releasing the liability of such Debtor, extend for the benefit of any other Debtor the time for making any payment, waive or extend the performance of any agreement or make any settlement of any agreement for the benefit of any other Debtor, and may proceed against each Debtor, directly and independently of any other Debtor, as Lender may elect in accordance with the Financing Agreement.

     1.2 Each Debtor acknowledges that the Obligations undertaken herein or in the other Loan Documents, and the grants of security interests and liens by such Debtor to secure Obligations of the other Debtor, could be construed to consist, at least in part, of the guaranty of Obligations of the other Debtor and, in full recognition of that fact, each Debtor consents and agrees as hereinafter set forth in the balance of this Section 1. The consents, waivers, and
                                 ---------
agreements of the Debtors that are contained in the balance of this Section 1
                                                                    ---------
are intended to deal with the suretyship aspects of the transactions evidenced by the Loan Documents (to the extent that a Debtor may be deemed a guarantor or surety for the Obligations of another Debtor) and thus are intended to be effective and applicable only to the extent that any Debtor has agreed to answer for the Obligation of another Debtor or has granted a lien or security interest in Collateral to secure the Obligation of another Debtor; conversely, the consents, waivers, and agreements of the Debtors that are contained in the balance of this Section 1 shall not be applicable to the direct Obligation of a
                ---------
Debtor with respect to credit extended directly to such Debtor, and shall not be applicable to security interests or liens on Collateral of a Debtor given to directly secure direct Obligations of such Debtor where no aspect of guaranty or suretyship is involved. Each Debtor consents and agrees that Lender may, at any time and from time to time, without notice or demand, whether before or after any actual or purported termination, repudiation or revocation of the Financing Agreement by any one or more Debtors, and without affecting the enforceability or continuing effectiveness hereof as to such Debtor, in accordance with the terms of the Loan Documents:

          (a) with respect to any other Debtor, supplement, restate, modify, amend, increase, decrease, extend, renew, accelerate or otherwise change the time for payment or the terms of the Obligations of such other Debtor or any part thereof, including any increase or decrease of the rate(s) of interest thereon with the agreement of such other Debtor;

          (b) supplement, restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, or any of the Loan Documents or any security or guarantees granted or entered into by any Person(s) other than such Debtor, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

          (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof;

          (d)  accept partial payments on the Obligations;

          (e) receive and hold additional security or guarantees for the Obligations or any part thereof;

          (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine;

          (g) release any other Person (including, without limitation, any other Debtor) from any personal liability with respect to the Obligations or any part thereof;

          (h) with respect to any Person other than such Debtor (including, without limitation, any other Debtor), settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; or

          (i) consent to the merger or any other restructuring or termination of the corporate or partnership existence of any other Debtor or any other Person, and correspondingly agree, in accordance with all applicable provisions of the Loan Documents, to the restructure of the Obligations, and any such merger, restructuring or termination shall not affect the liability of any Debtor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

     1.3 Upon the occurrence and during the continuance of any Event of Default, Lender may enforce the Loan Documents independently as to each Debtor and independently of any other remedy or security Lender at any time may have or hold in connection with the Obligations, and it shall not be necessary for Lender to marshal assets in favor of any Debtor or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce any of the Loan Documents. Each Debtor expressly waives any right to require Lender to marshal assets in favor of any Debtor or any other Person or to proceed against any other Debtor, any other Person, or any collateral provided by any Person, and agrees that

Lender may proceed against any Debtor, any other Person, or any Collateral in such order as it shall determine in its sole and absolute discretion.

     1.4 Lender may file a separate action or actions against any Debtor, whether such action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Debtor agrees, for itself, that Lender and any other Debtor, or any Affiliate of any other Debtor (other than such Debtor itself), may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy as to such Debtor of the Loan Documents.

     1.5 The rights of Lender created or granted herein with respect to any Debtor and the enforceability of the Loan Documents as to any Debtor at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any other Debtor and whether or not any other Debtor shall have any personal liability with respect thereto.

     1.6 To the maximum extent permitted by applicable law, each Debtor, for itself, expressly waives any and all defenses now or hereafter arising or that otherwise might be asserted by reason of

          (a) any disability or other defense of any other Debtor with respect to the Obligations, or with respect to the enforceability of Lender's security interest in or lien on any collateral securing any of the Obligations (including, without limitation, the Collateral),

          (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations,

          (c) the cessation for any cause whatsoever of the liability of any other Debtor (other than to the extent of payment and performance of all Obligations),

          (d) any failure of Lender to marshal assets in favor of any Debtor or any other Person,

          (e) except as otherwise expressly provided in the Financing Agreement, any failure of Lender to give notice of sale or other disposition of collateral to any other Debtor or any other Person other than such waiving Debtor, or any defect in any notice that may be given to any other Debtor or any other Person other than such waiving Debtor, in connection with any sale or disposition of any collateral securing the Obligations or any of them (including, without limitation, the Collateral),

          (f) except as otherwise expressly provided in the Financing Agreement any failure of Lender to comply with applicable law in connection with the sale or other disposition of any collateral or other security for any Obligation that is owned by another Debtor or by any other Person other than such waiving Debtor, including any failure of Lender to conduct a commercially reasonable sale or other disposition of any such collateral or other security for any Obligation,

          (g) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of any other Debtor, or the Obligations of any other Debtor, or any security or guaranty therefor, by operation of law or otherwise,

          (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,

          (i) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person other than such waiving Debtor,

          (j)  the election by Lender of the application or non-application of
Section 1111(b)(2) of the Bankruptcy Code,

          (k) any extension of credit or the grant of any lien under Section 364 of the Bankruptcy Code,

          (l)  any use of cash collateral under Section 363 of the Bankruptcy
Code,

          (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person,

          (n)  the avoidance of any lien in favor of Lender for any reason, or

          (o) any action taken by Lender that is authorized by this section or any other provision of any Loan Document. Until such time, if any, as all of the Obligations have been paid and performed in full and no portion of any commitment of Lender to any Debtor under any Loan Document remains in effect, no Debtor shall have any right of subrogation, contribution, reimbursement or indemnity, and each Debtor expressly waives any right to enforce any remedy that Lender now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any collateral now or hereafter held by Lender. Except to the extent expressly provided for in any Loan Document, each Debtor expressly waives, to the maximum extent permitted by applicable law, all rights or entitlements to presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of the Loan Documents or of the existence, creation or incurring of new or additional Obligations.

     1.7 In the event that all or any part of the Obligations at any time should be or become secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Debtor authorizes Lender, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand except as is or may be expressly required by the terms of any Loan Document or by the provisions of any applicable law, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale, without affecting or diminishing, except to the extent of the effect of the application of the proceeds realized therefrom, and except to the extent mandated by any non-waivable provision of applicable law, the Obligations of any Debtor (other than the Obligations of a grantor of a foreclosed deed of trust, mortgage, or other instrument, to the extent, if any, that applicable law affects or diminishes the Obligations of such grantor), the enforceability of the Financing Agreement or any other Loan Document, or the validity or enforceability of any remaining security interests or liens of, or for the benefit of, Lender on any collateral.

     1.8 To the fullest extent permitted by applicable law, each Debtor expressly waives any defenses to the enforcement of the Financing Agreement, or to the enforcement of any other Loan Document, or to any rights of Lender created or granted hereby or thereby, or to the recovery by Lender against any Debtor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale of any Collateral, whether real or personal, from time to time securing any of the Obligations, even though such a foreclosure or sale may impair the subrogation rights of one or more of the Debtors and may preclude one or more of the Debtors from obtaining reimbursement or contribution from other Debtors. To the fullest extent permitted by applicable law, each Debtor expressly waives any defenses or benefits that may be derived from all suretyship defenses it otherwise might or would have under California or any other applicable law. To the fullest extent permitted by applicable law, each Debtor, for itself, expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein of another Debtor that is subject to any such deeds of trust or mortgages or other instruments, and any Debtor's failure to receive any such notice shall not impair or affect such Debtor's obligations or the enforceability of the Loan Documents or any rights of Lender created or granted hereby or thereby.

     1.9 Each Debtor hereby agrees to keep each other Debtor fully apprised at all times as to the status of its business, affairs, finances, and financial condition, and its ability to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect thereto. Each Debtor hereby agrees to undertake to keep itself apprised at all times as to the status of the business, affairs, finances, and financial condition of each other Debtor, and of the ability of each other Debtor to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect to any thereof. Each Debtor hereby agrees, in light of the foregoing mutual covenants to inform each other, and to keep themselves and each other informed as to such matters, that Lender shall have no duty to inform any Debtor of any information pertaining to the business, affairs, finances, or financial condition of any other Debtor, or pertaining to the ability of any other Debtor to perform its Obligations under the Loan Documents, even if such information is adverse, and even if such information might influence the decision of one or more of the Debtors to continue to be jointly and severally liable for, or to provide Collateral for, Obligations of the other Debtor. To the fullest extent permitted by applicable law, each Debtor hereby expressly waives any duty of Lender to inform any Debtor of any such information.

     1.10 Debtors and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights that Debtors otherwise may have against other Debtors, Lender, or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

     1.11 Anything to the contrary in this Agreement notwithstanding, nothing in this Agreement shall constitute a waiver or relinquishment by any Debtor (a) of any right to notice from Lender expressly provided for in favor of such Debtor in any Loan Document, or (b) of any duty or obligation of Lender expressly provided for in favor of such Debtor in any Loan Document.

2.   MISCELLANEOUS.

     2.1 Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire agreement.




                   [Remainder of page intentionally omitted]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above, and agree that it shall be governed by the laws of the State of California.

Read and Agreed to:                            Executed and Accepted at
                                               Los Angeles, California

GART BROS. SPORTING                            THE CIT GROUP/BUSINESS
GOODS COMPANY, a Colorado                      CREDIT, INC., as Agent
corporation


By___________________________________          By_______________________________
Title                                          Vice President


SPORTMART, INC., a Delaware
corporation


By___________________________________
Title

OSHMAN'S SPORTING GOODS
INC., a Delaware corporation


By__________________________________
Title


OSHMAN SPORTING GOODS CO.,
OKLAHOMA, a Texas corporation


By__________________________________
Title


OSHMAN SPORTING GOODS CO.,
TENNESSEE, a Texas corporation


By__________________________________
Title


OSHMAN SPORTING GOODS CO.,
LOUISIANA, a Delaware corporation


By__________________________________
Title


OSHMAN'S SPORTING GOODS,
INC. - SERVICES, a Delaware
corporation


By__________________________________
Title